Exhibit 99.1



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
                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                                Table of Contents
                                -----------------
                                                        Page                                                                   Page
                                                       ------                                                                 ------

          Section I - Overview                                Section III - Joint Venture - Acadia Strategic Opportunity Fund
                                                                                          ("AKR Fund I")

Important Notes                                            2  Overview                                                          23

Company Information                                        3  Joint Venture Properties - Detail                                 24

Portfolio Snapshot                                         4  Kroger/Safeway Locations                                          25

Organizational Chart                                       5  Top 10 Joint Venture Tenants                                      26

Management Team                                            6          Section IV - Portfolio Information

   Section II - Financial Information                         Properties  - Overview                                            27

Market Capitalization                                      7  Properties by Region - Summary                                    31

Shareholder Information                                    8  Properties by State - Summary                                     32

Operating Statements - Consolidated                        9  Properties - Detail                                               33

Operating Statements - Joint Venture Activity             10  Leasing Production                                                36

Operating Statements - Activity by Source                 11  Top 10 Tenants - Consolidated                                     37

Operating Statements - Current v. Historical              12  Anchor Tenant Detail                                              38

Net Operating Income - Same Property Performance          13  Anchor Lease Expirations - 2003 through 2005                      42

Funds from Operations ("FFO"), Adjusted FFO ("AFFO") and      Lease Expirations                                                 43
 and Funds Available for Distribution ("FAD")             14

Capital Expenditures                                      15  Property Demographics                                             50

Balance Sheets                                            16  Residential Properties                                            51

Selected Operating Ratios                                 17

Debt Analysis - Summary                                   18

Debt Analysis - Detail                                    19

Debt Maturity Schedule                                    21

Unencumbered Properties                                   22

             Visit acadiarealty.com for current news as well as additional property details and financial information
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                                     Page 1

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

PRESENTATION OF FUNDS FROM OPERATIONS

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company historically had added back impairments in real estate in calculating FFO, in accordance with prior NAREIT guidance. However, NAREIT, based on discussions with the SEC, has provided revised guidance that provides that impairments should not be added back to net income in calculating FFO. As such, historical FFO has been restated consistent with this revised guidance.



                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004

                          Company Information
                          -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 62 properties totaling approximately 9 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by
Acadia.
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
Corporate Headquarters      1311 Mamaroneck Avenue      Investor Relations        Jon Grisham
                            Suite 260                                             Vice President
                            White Plains, NY 10605                                (914) 288-8100
                                                                                  jgrisham@acadiarealty.com

New York Stock Exchange     Symbol AKR                  Web Site                  www.acadiarealty.com


Analyst Coverage            MaxCor Financial                         Citigroup - Smith Barney
                            Paul Adornato, CFA - (646)346-7327       Jonathan Litt - (212) 816-0231
                            padornato@maxf.com                       jonathan.litt@citigroup.com
                                                                     Ross Nussbaum - (212)816-1685
                            RBC Capital Markets                      ross.nussbaum@citigroup.com
                            Jay Leupp - (415) 633-8588               David Carlisle - (212) 816-1382
                            jay.leupp@rbccm.com                      david.s.carlisle@citigroup.com
                            David Ronco - (415) 633-8566
                            david.ronco@rbccm.com                    J.P. Morgan Securities, Inc.
                                                                     Michael W. Mueller, CFA (212) 622-6689
                            Advest, Inc.                             michael.w.mueller@jpmorgan.com
                            Sheila McGrath - (908)598-1180
                            sheila.mcgrath@advest.com

                                     Page 3
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                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                             Portfolio Snapshot (1)
                             ----------------------

                                [GRAPHIC OMITTED]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                              Organizational Chart
                              --------------------

                                [GRAPHIC OMITTED]


                                     Page 5
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                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                            Executive Management Team
                            -------------------------
Kenneth F. Bernstein   Chief Executive Officer and      Mr. Bernstein is responsible for strategic planning as well as overseeing
                               President                all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of
                                                        RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers
                                                        Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View
                                                        Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr.
                                                        Bernstein received his Bachelor of Arts Degree from the University of
                                                        Vermont and his Juris Doctorate from Boston University School of Law.


Joel Braun                Senior Vice President,        Mr. Braun is responsible for the sourcing and financial analysis of
                         Chief Investment Officer       acquisition properties for Acadia. Previously, Mr. Braun was Director of
                                                        Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr.
                                                        Braun was instrumental in the initiation and formation of Kranzco Realty
                                                        Trust, a publicly traded REIT.  Mr. Braun holds a Bachelor's in Business
                                                        Administration from Boston University and a Master's Degree in Planning from
                                                        John Hopkins University.


Joseph Hogan              Senior Vice President,        Most recently, Mr. Hogan served as Vice President with Kimco Realty
                         Director of Construction       Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies.  Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of
                                                        Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the
                                                        United States.


Robert Masters, Esq.      Senior Vice President,        Prior to joining Acadia in December 1994, Mr. Masters was General Counsel
                             General Counsel,           for API Asset Management for over five years, Senior Vice President Deputy
                           Corporate Secretary          General Counsel for European American Bank from 1985 to 1990, and Vice
                                                        President and Counsel for National Westminster Bank from 1977 to 1985.  Mr.
                                                        Masters received his Bachelor of Arts from the City University of New York and a J.D. from New York University Law School.  Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano,     Senior Vice President,        Mr. Napolitano is responsible for overseeing the company's internal
CPM                       Director of Operations        operations. Previously, he held the position of Senior Vice President,
                                                        Director of Property Management. Prior to joining Acadia in 1995, Mr.
                                                        Napolitano was employed by Rosen Associates Management Corp. as a Senior
                                                        Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally.  Mr. Napolitano holds a Bachelor's in Business Administration from Adelphi University,
                                                        Garden City, NY; and is a Certified Property Manager by the Institute of
                                                        Property Management (IREM).  Mr. Napolitano is also a member of the New York
                                                        State Association of Realtors  (NYSAR) International Council of Shopping
                                                        Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and the
                                                        Building Owners and Managers Institute (BOMI).


Michael Nelsen            Senior Vice President,        Mr. Nelsen oversees all the financial activities and asset management
                          Chief Financial Officer       functions.  Mr. Nelsen was most recently President of G. Soros Realty, Inc.
                                                        and Director of Real Estate for Soros Private Funds Management LLC. His
                                                        responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of
                                                        David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since
                                                        1971.


Joseph Povinelli          Senior Vice President,        Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing
                           Director of Leasing          experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio.
                                                        Prior to this he served as leasing representative for Net Properties
                                                        Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a Bachelor of
                                                        Science degree in Finance and Economics from C.W. Post College of Long
                                                        Island Universty.
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                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                           Total Market Capitalization
                           ---------------------------
                (including pro-rata share of joint venture debt)

                                                                    Percent of
                                  Percent of                       Total Market
 (amounts in thousands)          Total Equity                     Capitalization
                                -------------                    ---------------

Equity Capitalization
---------------------
Total Common Shares Outstanding         97.8%        29,094
Common Operating Partnership
 ("OP") Units                            1.9%           556
                                                  ----------
Combined Common Shares and OP
 Units                                               29,650

Market Price at March 31, 2004                    $   14.11
                                                  ----------

Equity Capitalization - Common
 Shares and OP Units                              $ 418,362

Preferred OP Units - at cost (1)         0.4%         1,580
                                -------------     ----------

    Total Equity Capitalization        100.0%       419,942               64.9%
                                =============     ==========     ===============

Debt Capitalization
-------------------
Company's balance sheet                             188,211               29.1%
Pro-rata share of joint venture
 debt                                                39,207                6.0%
                                                  ----------     ---------------

    Total Debt Capitalization                       227,418               35.1%
                                                  ----------     ---------------

    Total Market Capitalization                   $ 647,360              100.0%
                                                  ==========     ===============



            Weighted Average Outstanding Common Shares and O.P. Units
            ---------------------------------------------------------

                                           Common
                                           Shares     O.P. Units       Total
                                           ------     ----------       -----

--------------------------------------------------------------------------------
Quarter ended March 31, 2004  - Basic    27,687,093    1,053,437    28,740,530
Quarter ended March 31, 2004  - Diluted  29,072,739    1,053,437    30,126,176
--------------------------------------------------------------------------------

Quarter ended March 31, 2003  - Basic    25,377,095    3,058,564    28,435,659
Quarter ended March 31, 2003  - Diluted  25,933,960    3,058,564    28,992,524


                               [GRAPHIC OMITTED]


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit.

(2) Fixed- rate debt includes $86.5 million of notional principal fixed through interest rate swap transactions and conversely, variable- rate debt excludes this amount.



                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)


              10 Largest Institutional/Non-Retail Shareholders(1)

                                                                 Percent of Out-
                                                   Common        standing Common
Shareholder                                      Shares Held          Shares
----------------------------------------------  -------------   ----------------

Yale University                                      4,634            15.9%
Stanford University                                  2,133             7.3%
Wellington Management                                2,048             7.0%
Cliffwood Partners                                   1,946             6.7%
Urdang Investment Management                         1,066             3.7%
Vanguard Group                                         765             2.6%
Clarion CRA Securities                                 667             2.3%
The Vanderbilt University                              647             2.2%
LaSalle Investment Management                          477             1.6%
Kensington Investment Group                            387             1.3%
                                                -------------   ----------------

Total of 10 Largest Institutional Shareholders      14,770            50.8%
                                                -------------   ----------------

Total of all Institutional Shareholders             22,932            78.8%
                                                -------------   ----------------


                              Operating Partnership
                                Unit Information
                                ----------------

                                                                   Percent of
                                                                Total O.P. Units
                                                                ----------------
Employee/Trustee O.P. Unit Holders                       334          60.1%
Other O.P. Unit Holders                                  222          39.9%
                                                -------------   ----------------
Total O.P. Units                                         556         100.0%
                                                -------------   ----------------

        Management and Trustee Ownership
        --------------------------------

Common Shares (not including options)                    384
O.P. Units (see above)                                   334
                                                -------------
                                                         718
                                                -------------

(1)  Based on most recent Schedule 13F filing


                   Total Share/O.P. Unit Ownership (Combined)

                               [GRAPHIC OMITTED]

                                     Page 8
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
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                   Statements of Operations - Consolidated (1)
                  --------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                         ---------------------------- ----------------------------
                                                 Year-to-Date               Current Quarter

                                                                               3 months
                                                   March 31,                ended March 31,
                                                     2004                         2004
                                         ---------------------------- ----------------------------

                                          Wholly                       Wholly
                                           Owned   JV's (2)   Total     Owned   JV's (2)   Total
                                         --------- -------- --------- --------- -------- ---------

PROPERTY REVENUES
Minimum rents                            $ 12,807  $ 2,007  $ 14,814  $ 12,807  $ 2,007  $ 14,814
Percentage rents                              219       15       234       219       15       234
Expense reimbursements                      3,674      413     4,087     3,674      413     4,087
Other property income                         128        9       137       128        9       137
                                         --------- -------- --------- --------- -------- ---------
                                           16,828    2,444    19,272    16,828    2,444    19,272
                                         --------- -------- --------- --------- -------- ---------

PROPERTY EXPENSES
Property operating                          3,841      363     4,204     3,841      363     4,204
Real estate taxes                           2,322      232     2,554     2,322      232     2,554
                                         --------- -------- --------- --------- -------- ---------
                                            6,163      595     6,758     6,163      595     6,758
                                         --------- -------- --------- --------- -------- ---------

NET OPERATING INCOME - PROPERTIES          10,665    1,849    12,514    10,665    1,849    12,514


OTHER INCOME (EXPENSE)
General and administrative                 (1,832)       -    (1,832)   (1,832)       -    (1,832)
Property related home office expenses        (657)       -      (657)     (657)              (657)
Abandoned project costs                         -        -         -         -        -         -
Lease termination income                        -        -         -         -        -         -
Interest income                               115        -       115       115        -       115
Asset and property management income          514        -       514       514        -       514
Property management expense                   (62)     -         (62)      (62)       -       (62)
Straight-line rent income                     294      (93)      201       294      (93)      201
Straight-line rents written off              (114)       -      (114)     (114)       -      (114)
Other income( 3)                              187        -       187       187        -       187
                                         --------- -------- --------- --------- -------- ---------

EBIDTA                                      9,110    1,756    10,866     9,110    1,756    10,866

Depreciation and amortization              (3,812)    (573)   (4,385)   (3,812)    (573)   (4,385)
Interest expense                           (2,745)    (639)   (3,384)   (2,745)    (639)   (3,384)
Impairment of real estate                       -        -         -         -        -         -
Gain on sale of properties                      -        -         -         -        -         -
                                         --------- -------- --------- --------- -------- ---------

Income before minority interest             2,553      544     3,097     2,553      544     3,097

Minority interest                            (185)     (20)     (205)     (185)     (20)     (205)
                                         --------- -------- --------- --------- -------- ---------

NET INCOME                               $  2,368  $   524  $  2,892  $  2,368  $   524  $  2,892
                                         ========= ======== ========= ========= ======== =========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2)  The Company currently invests in two JV's. The first is a 22% interest in
     Acadia Strategic Opportunity Fund ("AKR Fund I"). The second JV is a 49%
     interest in a 311,000 square foot shopping center located in White Plains,
     NY. See "Statement of Operations - Joint Venture Activity" for additional detail.
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                                     Page 9
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
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)


                                          Year-to-Date                                              Current Quarter

                                                                                                        3 months
                                             March 31,                                               ended March 31,
                                               2004                                                       2004
                   ---------------------------------------------------------- ------------------------------------------------------
                      Acadia      Pro-rata               Pro-rata   Pro-rata     Acadia      Pro-rata             Pro-rata  Pro-rata
                    Acquisition     share   Crossroads    share       Total    Acquisition     share   Crossroads   share     Total
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

PROPERTY REVENUES
Minimum rents       $     5,854  $   1,301  $    1,443  $     706  $   2,007  $      5,854  $   1,301  $    1,443 $    706  $ 2,007
Percentage rents             67         15           -          -         15            67         15           -        -       15
Expense
 reimbursements             651        145         546        268        413           651        145         546      268      413
Other property
 income                       3          1          17          8          9             3          1          17        8        9

                          6,575      1,462       2,006        982      2,444         6,575      1,462       2,006      982    2,444
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

PROPERTY EXPENSES
Property operating        1,024        228         276        135        363         1,024        228         276      135      363
Real estate taxes           268         60         351        172        232           268         60         351      172      232
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------
                          1,292        288         627        307        595         1,292        288         627      307      595
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES               5,283      1,174       1,379        675      1,849         5,283      1,174       1,379      675    1,849


OTHER INCOME
 (EXPENSE)
General and
 administrative               -          -           -          -          -             -          -           -        -        -
Property related
 home office
 expenses                     -          -           -          -          -             -          -           -        -        -
Abandoned project
 costs                        -          -           -          -          -             -          -           -        -        -
Lease termination
 income                       -          -           -          -          -             -          -           -        -        -
Interest income               2          -           -          -          -             2          -           -        -        -
Asset and property
 management income            -          -           -          -          -             -          -           -        -        -
Asset and property
 management
 expense (2)               (516)         -           -          -          -          (516)         -           -        -        -
Straight-line rent
 income                    (506)      (112)         39         19        (93)         (506)      (112)         39       19      (93)
Straight-line
 rents written
 off                          -          -           -          -          -             -          -           -        -        -
Other income                  -          -           -          -          -             -          -           -        -        -
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

EBIDTA                    4,263      1,062       1,418        694      1,756         4,263      1,062       1,418      694    1,756

Depreciation and
 amortization (3)        (1,773)      (402)       (149)      (171)      (573)       (1,773)      (402)       (149)    (171)    (573)
Interest expense
 (3)                     (1,504)      (334)       (652)      (305)      (639)       (1,504)      (334)       (652)    (305)    (639)
Impairment of real
 estate                       -          -           -          -          -             -          -           -        -        -
Gain on sale of
 properties                   -          -           -          -          -             -          -           -        -        -
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

Income before
 minority interest          986        326         617        218        544           986        326         617      218      544

Minority interest             -        (12)          -         (8)       (20)            -        (12)          -       (8)     (20)
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

NET INCOME          $       986  $     314  $      617  $     210  $     524  $        986  $    314   $      617 $    210  $   524
                   ============= ========== =========== ========== ========== ============= ========== ========== ========= ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro- rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

(2)  AKR Fund I pays asset management and property management fees to Acadia
     Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(3)  The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.
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                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004


           Statements of Operations - Activity by Source (1)
    --------------------------------------------------------------
                            (in thousands)

                                      --------------------------------------------- ------------------------------------

                                                      Year-to-Date                            Current Quarter

                                                          Year                                    3 months
                                                   ended December 31,                        ended December 31,
                                                          2003                                     2003
                                      --------------------------------------------- ------------------------------------

                                         Retail       Multi-   Corporate    Total    Retail   Multi-  Corporate  Total
                                                      Family                                   Family
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

PROPERTY REVENUES
Minimum rents                              $12,986     $1,828         $-   $14,814   $12,986  $1,828        $-  $14,814
Percentage rents                               234          -          -       234       234       -         -      234
Expense reimbursements                       4,087          -          -     4,087     4,087       -         -    4,087
Other property income                           40         97          -       137        40      97         -      137
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------
                                            17,347      1,925          -    19,272    17,347   1,925         -   19,272
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

PROPERTY EXPENSES
Property operating                           3,381        823          -     4,204     3,381     823         -    4,204
Real estate taxes                            2,473         81          -     2,554     2,473      81         -    2,554
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------
                                             5,854        904          -     6,758     5,854     904         -    6,758
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

NET OPERATING INCOME - PROPERTIES           11,493      1,021          -    12,514    11,493   1,021         -   12,514


OTHER INCOME (EXPENSE)
General and administrative                       -          -     (1,832)   (1,832)        -       -    (1,832)  (1,832)
Property related home office expenses            -          -       (657)     (657)        -       -      (657)    (657)
Abandoned project costs                          -          -          -         -         -       -         -        -
Lease termination income                         -          -          -         -         -       -         -        -
Interest income                                  -          -        115       115         -       -       115      115
Asset and property management income             -          -        514       514         -       -       514      514
Other property management fees                 (21)       (41)         -       (62)      (21)    (41)        -      (62)
Straight-line rent income                      201          -          -       201       201       -         -      201
Straight-line rents written off               (114)         -          -      (114)     (114)      -         -     (114)
Other income                                     -          -        187       187         -       -       187      187
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

EBIDTA                                      11,559        980     (1,673)   10,866    11,559     980    (1,673)  10,866

Depreciation and amortization               (3,957)      (350)       (78)   (4,385)   (3,957)   (350)      (78)  (4,385)
Interest expense                            (3,008)      (376)         -    (3,384)   (3,008)   (376)        -   (3,384)
Impairment of real estate                        -          -          -         -         -       -         -        -
Gain on sale of properties                       -          -          -         -         -       -         -        -
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

Income before minority interest              4,594        254     (1,751)    3,097     4,594     254    (1,751)   3,097

Minority interest                             (260)        (9)        64      (205)     (260)     (9)       64     (205)
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

NET INCOME                                  $4,334       $245    $(1,687)   $2,892    $4,334    $245   $(1,687)  $2,892
                                      ============= ========== ========== ========= ========= ======= ========= ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


 Statements of Operations - Current v. Historical (1)
---------------------------------------------------
            (in thousands)

                                         --------------------------------  --------------------------------

                                                 Current Quarter                  Historical Quarter

                                                     3 months                          3 months
                                                 ended March 31,                   ended March 31,
                                                      2004                              2003
                                         --------------------------------  --------------------------------

                                          Wholly     JV's (2)    Total      Wholly       JV's      Total
                                            Owned                             Owned
                                         ---------- ---------- ----------  ---------- ---------- ----------

PROPERTY REVENUES
Minimum rents                              $12,807     $2,007    $14,814     $11,856     $1,720    $13,576
Percentage rents                               219         15        234         294         12        306
Expense reimbursements                       3,674        413      4,087       3,717        523      4,240
Other property income                          128          9        137         151         18        169
                                         ---------- ---------- ----------  ---------- ---------- ----------
                                            16,828      2,444     19,272      16,018      2,273     18,291
                                         ---------- ---------- ----------  ---------- ---------- ----------

PROPERTY EXPENSES
Property operating                           3,841        363      4,204       4,266        361      4,627
Real estate taxes                            2,322        232      2,554       2,197        203      2,400
                                         ---------- ---------- ----------  ---------- ---------- ----------
                                             6,163        595      6,758       6,463        564      7,027
                                         ---------- ---------- ----------  ---------- ---------- ----------

NET OPERATING INCOME - PROPERTIES           10,665      1,849     12,514       9,555      1,709     11,264


OTHER INCOME (EXPENSE)
General and administrative                  (1,832)         -     (1,832)     (2,696)         -     (2,696)
Property related home office expenses         (657)         -       (657)          -          -          -
Abandoned project costs                          -          -          -           -          -          -
Lease termination income                         -          -          -           -          -          -
Interest income                                115          -        115         250         20        270
Asset and property management income           514          -        514         398          -        398
Property management expense                    (62)         -        (62)        (88)         -        (88)
Straight-line rent income                      294        (93)       201         241       (138)       103
Straight-line rents written off               (114)         -       (114)          -          -          -
Other income (3)                               187          -        187       1,218          -      1,218
                                         ---------- ---------- ----------  ---------- ---------- ----------

EBIDTA                                       9,110      1,756     10,866       8,878      1,591     10,469

Depreciation and amortization               (3,812)      (573)    (4,385)     (3,601)      (470)    (4,071)
Interest expense                            (2,745)      (639)    (3,384)     (2,726)      (568)    (3,294)
Impairment of real estate                        -          -          -           -          -          -
Gain on sale of properties                       -          -          -       1,212          -      1,212
                                         ---------- ---------- ----------  ---------- ---------- ----------

Income before minority interest              2,553        544      3,097       3,763        553      4,316

Minority interest                             (185)       (20)      (205)       (794)       (59)      (853)
                                         ---------- ---------- ----------  ---------- ---------- ----------

NET INCOME                                  $2,368       $524     $2,892      $2,969       $494     $3,463
                                         ========== ========== ==========  ========== ========== ==========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.

(3) The 2003 activity represents a lump sum additional rent payment received from a tenant in connection with the re-anchoring of the Branch Plaza in Smithtown, NY.



                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004

      Net Operating Income (NOI) - Same Property Performance (1)
      ----------------------------------------------------------
                     (in thousands) Growth in Same
                            Property NOI -
                                                                                                       Continuing
                                                                                                        Operations
                                                            Current Quarter    Historical Quarter      Favorable
                                                                                                      (unfavorable)
                                                          ------------------- -------------------- -------------------

         Reconciliation of total NOI to same property NOI:
                                                            3 months ended       3 months ended
                                                               March 31,           March 31,
                                                                  2004                 2003
                                                          ------------------- --------------------

NOI - Wholly owned properties                                        $10,665               $9,555
NOI - Joint Ventures (Unconsolidated partnerships)                     1,849                1,709
                                                          ------------------- --------------------
                        Total NOI                                     12,514               11,264

NOI - Properties Acquired                                             (1,021)                (841)
NOI - Redevelopment Properties                                          (358)                (112)
                                                          ------------------- --------------------

                                                                     $11,135              $10,311                 8.0%
                                                          =================== ==================== ===================


Same property NOI by portfolio component and revenues/expenses:

                                                                 Shopping Center Portfolio

                                                  Revenues           $15,633              $15,331                 2.0%
                                                  Expenses             5,518                5,980                 7.7%
                                                          ------------------- -------------------- -------------------
                                                                      10,115                9,351                 8.2%
                                                          ------------------- -------------------- -------------------

                                                           Residential Properties (2 properties)

                                                  Revenues             1,924                1,797                 7.1%
                                                  Expenses               904                  837                -8.0%
                                                          ------------------- -------------------- -------------------
                                                                       1,020                  960                 6.3%
                                                          ------------------- -------------------- -------------------

                                                                     $11,135              $10,311                 8.0%
                                                          =================== ==================== ===================


(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.

 QUARTERLY SUPPLEMENTAL DISCLOSURE
          March 31, 2004

Funds from Operations ("FFO")(1)
------------------------------
      (in thousands)                           2004                          2003
                                       Current         Current       Historic        Historic
                                     Year-to-Date      Quarter      Year-to-Date     Quarter

                                   3 months ended 3 months ended  3 months ended3 months ended
Funds from operations ("FFO"): Notes  March 31,    March 31, 2004 March 31, 2003  March 31, 2003
                                         2004
------------------------------       ------------  -------------- --------------- ---------------

Net Income                                $2,892           $2,892         $3,463           $3,463
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated
      subsidiaries                         3,517            3,517          3,399            3,399
     Unconsolidated
      subsidiaries                           552              552            459              459
Income attributable to
 Operating Partnership units      (2)        117              117            438              438
Gain on sale of properties                     -                -              -                -
                                     ------------  --------------- --------------- ----------------
                   FFO - Basic             7,078            7,078          7,759            7,759
Distributions on Preferred OP Units           73               73             50               50
                                     ------------  --------------- --------------- ----------------
                        FFO -
                       Diluted            $7,151           $7,151         $7,809           $7,809
                                     ============  =============== =============== ================

    Adjusted Funds from operations ("AFFO"):
-------------------------------------------------
Diluted FFO                               $7,151           $7,151         $7,809           $7,809
Straight line rent, net                      (87)             (87)          (103)            (103)
Non real-estate depreciation                  78               78             71               71
Amortization of finance costs                210              210            142              142
Tenant improvements                         (406)            (406)          (346)            (346)
Leasing commissions                         (226)            (226)           (45)             (45)
Capital expenditures                        (819)            (819)          (746)            (746)
                                     ------------  --------------- --------------- ---------------

                          AFFO            $5,901           $5,901         $6,782           $6,782
                                     ============  =============== =============== ===============

    Funds Available for Distribution ("FAD")
-------------------------------------------------
AFFO                                      $5,901           $5,901         $6,782           $6,782
Scheduled prinicpal repayments            (1,190)          (1,190)        (1,225)          (1,225)
                                     ------------  --------------- --------------- ---------------

                           FAD            $4,711           $4,711         $5,557           $5,557
                                     ============  =============== =============== ===============

   Total weighted average shares and OP Units:
Basic                                     28,741           28,741         28,436           28,436
                                     ============  =============== =============== ===============
Diluted                                   30,126           30,126         28,993           28,993
                                     ============  =============== =============== ===============

        FFO per share:
FFO per share - Basic           (3,4)      $0.25            $0.25          $0.27            $0.27
                                     ============  =============== =============== ===============
FFO per share - Diluted         (3,4)      $0.24            $0.24          $0.27            $0.27
                                     ============  =============== =============== ===============

 AFFO per share - Basic         (3,4)      $0.20            $0.20          $0.24            $0.24
                                     ============  =============== =============== ===============
 AFFO per share - Diluted       (3,4)      $0.20            $0.20          $0.23            $0.23
                                     ============  =============== =============== ===============

 FAD per share - Basic          (3,4)      $0.16            $0.16          $0.19            $0.19
                                     ============  =============== =============== ===============
 FAD per share - Diluted        (3,4)      $0.16            $0.16          $0.19            $0.19
                                     ============  =============== =============== ===============
--------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4 )FFO for the quarter ended March 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.

        QUARTERLY SUPPLEMENTAL
             DISCLOSURE
           March 31, 2004

        Capital Expenditures
   -----------------------------

                                          -----------------------------------
                                             Year-to-Date        Current
                                                                 Quarter

                                                 Year            3 months
                                                 ended            ended
                                 Notes      March 31, 2004    March 31, 2004
                                          -----------------------------------


 Leasing Commissions:                                   $226            $226
                                          -----------------------------------

 Tenant Improvements:                                    406             406
                                          -----------------------------------

 Capital Expenditures:
 Retail                                (1)               682             682
 Residential                                             137             137
                                          -----------------------------------
                                                         819             819
                                          -----------------------------------

 Redevelopments                        (2)               129             129
                                          -----------------------------------

 Total                                                $1,580          $1,580
                                          ===================================


 Expenditures for real estate
  and
   improvements as reported on the
   Company's Statement of Cash Flows                  $1,135          $1,135
 Expenditures included in
  deferred leasing                     (3)               226             226
 Accrued construction costs as of year-end               219             219
                                          -----------------------------------
   costs in Statement of Cash Flows                   $1,580          $1,580
                                          ===================================


                                          -----------------------------------

 (1) Retail capital expenditures include $543 and $1,836 for the quarter and year ended December 31. 2003, respectively, related to the complete redesign of the facade at the Bloomfield Towne Center.

 (2 )Represents costs (including leasing commissions) exclusively at the Gateway Shopping Center, Elmwood Park Shopping Center and Bartow Avenue development.

 (3 )Includes $122 of leasing commissions related to the Gateway Shopping
  Center included in the redevelopment line item above.

    QUARTERLY SUPPLEMENTAL DISCLOSURE
              March 31, 2004




       Consolidated Balance Sheets
---------------------------------------------------
              (in thousands)
                                            March 31,  December
                                                          31,
                                              2004         2003
                                          ---------    ---------
ASSETS

Real estate
  Land                                     $54,890      $54,890
  Buildings and improvements               367,479      366,879
  Construction in progress                   6,612        5,859
                                          ---------    ---------
                                           428,981      427,628
Less: accumulated depreciation            (104,387)    (101,090)
                                          ---------    ---------
  Net real estate                          324,594      326,538

Cash and cash equivalents                   13,389       14,663
Cash in escrow                               3,405        3,342
Investments in unconsolidated partnerships  14,311       13,630
Rents receivable, net of $1,548 and $1,510
 allowance, respectively                     5,128        5,431
Straight-line rents receivable, net of
 $910 allowance                              5,143        4,963
Notes Receivable                            10,027        3,586
Prepaid expenses                             2,374        3,127
Due from related parties                         -            -
Deferred charges, net                       11,947       11,173
Other assets                                 1,786        1,731
                                          ---------    ---------

                                          $392,104     $388,184
                                          =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                    $188,211     $190,444
Accounts payable and accrued expenses        6,128        5,804
Dividends and distributions payable          4,850        4,619
Due to related parties                          50           48
Deferred gain on sale of properties              -            -
Interest rate swap payable                   5,377        4,044
Other liabilities                            2,951        3,806
                                          ---------    ---------
  Total liabilities                        207,567      208,765
                                          ---------    ---------

Minority interest in Operating Partnership   4,013        7,875
Minority interests in majority owned
 partnerships                                1,742        1,810
                                          ---------    ---------
  Total minority interests                   5,755        9,685
                                          ---------    ---------

Shareholders' equity:
Common shares                                   29           27
Additional paid-in capital                 190,231      177,891
Accumulated other comprehensive income      (7,056)      (4,928)
Unearned Compensation                       (1,743)        (577)
Deficit                                     (2,679)      (2,679)
                                          ---------    ---------
  Total shareholders' equity               178,782      169,734
                                          ---------    ---------

                                          $392,104     $388,184
                                          =========    =========

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2004

   Selected Operating Ratios
-------------------------------


                                  3 months ended March 31,
                                      2004        2003
                                  ---------   ---------
        Coverage Ratios        (1)
-------------------------------

    Interest Coverage Ratio
EBIDTA                             $10,866     $10,469
Divided by Interest expense          3,384       3,294
                                  ---------   ---------
                                      3.21  x     3.18 x

   Fixed Charge Coverage Ratio
EBIDTA                             $10,866     $10,469
Divided by ( Interest expense        3,384       3,294
                 + Preferred
                  Dividends)   (2)      73          50
                                  ---------   ---------
                                      3.14  x     3.13 x

   Debt Service Coverage Ratio
EBIDTA                             $10,866     $10,469
Divided by ( Interest expense        3,384       3,294
                 + Principal
                  Amortization)(3)   1,190       1,294
                                  ---------   ---------
                                      2.38  x     2.28 x

         Payout Ratios
-------------------------------

       FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.16 for 1st Qtr '04 and
   $0.145 for 1st Qtr '03           $4,778      $4,126
FFO                                  7,078       7,759
                                  ---------   ---------
                                        68%         53%

       AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units)                       $4,778      $4,126
AFFO                                 5,828       6,732
                                  ---------   ---------
                                        82%         61%
       FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units)                       $4,778      $4,126
FAD                                  4,638       5,507
                                  ---------   ---------
                                       103%         75%

        Overhead Ratios
-------------------------------

     G&A/Real Estate Revenues
General and Administrative expense  $1,832      $2,696
Real Estate Revenues (Includes
 pro-rata JV)                       19,272      18,291
                                  ---------   ---------
                                        10%         15%

General and Administrative expense  $1,832      $2,696
Real Estate Revenues (Includes
 100% JV)                           25,409      23,804
                                  ---------   ---------
                                         7%         11%

        Leverage Ratios
-------------------------------

Debt/Total Market
 Capitalization                (4)
Debt                              $227,418    $240,033
Total Market Capitalization        647,360     470,454
                                  ---------   ---------
                                        35%         51%


Debt + Preferred Equity (Preferred
 O.P. Units)                      $228,998    $242,245
Total Market Capitalization        647,360     470,454
                                  ---------   ---------
                                        35%         51%


Notes:

(1) Quarterly results for 2004 and 2003 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2) Represents preferred distributions on Preferred Operating partnership Units.

(3) Includes the Company's pro-rata share of joint venture principal amortization. $205 of the 2004 quarterly amortization is from the self-liquidating amortization related to the Kroger/Safeway portfolio. On the JV level, this consists of $24,607 of debt which self- amortizes over the next five years.

(4) FFO for the quarter ended March 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza. Excluding this amount, the payout ratios for 2003 were: FFO 63%, AFFO 75% and FAD 96%.

(5) Includes the Company's pro-rata share of joint venture debt.

  QUARTERLY SUPPLEMENTAL DISCLOSURE
           March 31, 2004

Portfolio Debt - Consolidated Summary
       (amounts in thousands)


                                                    % of
                                                Wholly-Owned        % of                                      Weighted
                                                    and         Wholly-Owned     % of Total    Outstanding      Avg.
                                               Unconsolidated
                                       Notes  Combined Basis        Only         Portfolio       Balance     Int. Rate
                                                     (1)
                                     -------------------------  ------------  ---------------  ------------ ------------
Consolidated Debt
Fixed-Rate Debt                            (2)             85%           83%              69%     $156,127         6.60%
Variable-Rate Debt                         (2)             15%           17%              14%       32,084         2.74%
                                              ----------------  ------------  ---------------  ------------ ------------

Total Consolidated Debt                                   100%          100%              83%      188,211         5.95%
                                              ================  ============  ===============  ============ ============

Unconsolidated Debt (Joint Ventures)
Fixed-Rate Debt (1)                                                                       16%       37,915         6.72%
Variable-Rate Debt (1)                                                                     1%        1,292         3.12%
                                                                              ---------------  ------------ ------------

Total Unconsolidated Debt                                                                 17%       39,207         6.60%
                                                                              ---------------  ------------ ------------

             Total Debt                    (3)                                           100%     $227,418         6.06%
                                                                              ===============  ============ ============



Notes

(1) The Company is not required to, and does not consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.
(2) Fixed-rate debt includes $86,545 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(3) The above balances do not include FAS 141 adjustments totaling $5,275 as of March 31, 2004.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                                Table of Contents
                                -----------------
                                                        Page                                                                   Page
                                                       ------                                                                 ------

          Section I - Overview                                Section III - Joint Venture - Acadia Strategic Opportunity Fund
                                                                                          ("AKR Fund I")

Important Notes                                            2  Overview                                                          23

Company Information                                        3  Joint Venture Properties - Detail                                 24

Portfolio Snapshot                                         4  Kroger/Safeway Locations                                          25

Organizational Chart                                       5  Top 10 Joint Venture Tenants                                      26

Management Team                                            6          Section IV - Portfolio Information

   Section II - Financial Information                         Properties  - Overview                                            27

Market Capitalization                                      7  Properties by Region - Summary                                    31

Shareholder Information                                    8  Properties by State - Summary                                     32

Operating Statements - Consolidated                        9  Properties - Detail                                               33

Operating Statements - Joint Venture Activity             10  Leasing Production                                                36

Operating Statements - Activity by Source                 11  Top 10 Tenants - Consolidated                                     37

Operating Statements - Current v. Historical              12  Anchor Tenant Detail                                              38

Net Operating Income - Same Property Performance          13  Anchor Lease Expirations - 2003 through 2005                      42

Funds from Operations ("FFO"), Adjusted FFO ("AFFO") and      Lease Expirations                                                 43
 and Funds Available for Distribution ("FAD")             14

Capital Expenditures                                      15  Property Demographics                                             50

Balance Sheets                                            16  Residential Properties                                            51

Selected Operating Ratios                                 17

Debt Analysis - Summary                                   18

Debt Analysis - Detail                                    19

Debt Maturity Schedule                                    21

Unencumbered Properties                                   22

             Visit acadiarealty.com for current news as well as additional property details and financial information

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

PRESENTATION OF FUNDS FROM OPERATIONS

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company historically had added back impairments in real estate in calculating FFO, in accordance with prior NAREIT guidance. However, NAREIT, based on discussions with the SEC, has provided revised guidance that provides that impairments should not be added back to net income in calculating FFO. As such, historical FFO has been restated consistent with this revised guidance.

                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004

                          Company Information
                          -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 62 properties totaling approximately 9 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.

Corporate Headquarters      1311 Mamaroneck Avenue      Investor Relations        Jon Grisham
                            Suite 260                                             Vice President
                            White Plains, NY 10605                                (914) 288-8100
                                                                                  jgrisham@acadiarealty.com

New York Stock Exchange     Symbol AKR                  Web Site                  www.acadiarealty.com


Analyst Coverage            MaxCor Financial                         Citigroup - Smith Barney
                            Paul Adornato, CFA - (646)346-7327       Jonathan Litt - (212) 816-0231
                            padornato@maxf.com                       jonathan.litt@citigroup.com
                                                                     Ross Nussbaum - (212)816-1685
                            RBC Capital Markets                      ross.nussbaum@citigroup.com
                            Jay Leupp - (415) 633-8588               David Carlisle - (212) 816-1382
                            jay.leupp@rbccm.com                      david.s.carlisle@citigroup.com
                            David Ronco - (415) 633-8566
                            david.ronco@rbccm.com                    J.P. Morgan Securities, Inc.
                                                                     Michael W. Mueller, CFA (212) 622-6689
                            Advest, Inc.                             michael.w.mueller@jpmorgan.com
                            Sheila McGrath - (908)598-1180
                            sheila.mcgrath@advest.com

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                             Portfolio Snapshot (1)
                             ----------------------

                                [GRAPHIC OMITTED]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                              Organizational Chart
                              --------------------

                                [GRAPHIC OMITTED]

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                            Executive Management Team
                            -------------------------
Kenneth F. Bernstein   Chief Executive Officer and      Mr. Bernstein is responsible for strategic planning as well as overseeing
                               President                all day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of
                                                        RD Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers
                                                        Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View
                                                        Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr.
                                                        Bernstein received his Bachelor of Arts Degree from the University of
                                                        Vermont and his Juris Doctorate from Boston University School of Law.


Joel Braun                Senior Vice President,        Mr. Braun is responsible for the sourcing and financial analysis of
                         Chief Investment Officer       acquisition properties for Acadia. Previously, Mr. Braun was Director of
                                                        Acquisitions and Finance for Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr.
                                                        Braun was instrumental in the initiation and formation of Kranzco Realty
                                                        Trust, a publicly traded REIT.  Mr. Braun holds a Bachelor's in Business
                                                        Administration from Boston University and a Master's Degree in Planning from
                                                        John Hopkins University.


Joseph Hogan              Senior Vice President,        Most recently, Mr. Hogan served as Vice President with Kimco Realty
                         Director of Construction       Corporation (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies.  Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of
                                                        Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the
                                                        United States.


Robert Masters, Esq.      Senior Vice President,        Prior to joining Acadia in December 1994, Mr. Masters was General Counsel
                             General Counsel,           for API Asset Management for over five years, Senior Vice President Deputy
                           Corporate Secretary          General Counsel for European American Bank from 1985 to 1990, and Vice
                                                        President and Counsel for National Westminster Bank from 1977 to 1985.  Mr.
                                                        Masters received his Bachelor of Arts from the City University of New York and a J.D. from New York University Law School.  Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano,     Senior Vice President,        Mr. Napolitano is responsible for overseeing the company's internal
CPM                       Director of Operations        operations. Previously, he held the position of Senior Vice President,
                                                        Director of Property Management. Prior to joining Acadia in 1995, Mr.
                                                        Napolitano was employed by Rosen Associates Management Corp. as a Senior
                                                        Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally.  Mr. Napolitano holds a Bachelor's in Business Administration from Adelphi University,
                                                        Garden City, NY; and is a Certified Property Manager by the Institute of
                                                        Property Management (IREM).  Mr. Napolitano is also a member of the New
                                                        York State Association of Realtors  (NYSAR) International Council of
                                                        Shopping Center (ICSC), Commercial Investment Real Estate Institute (CIREI)
                                                        , and the Building Owners and Managers Institute (BOMI).


Michael Nelsen            Senior Vice President,        Mr. Nelsen oversees all the financial activities and asset management
                          Chief Financial Officer       functions.  Mr. Nelsen was most recently President of G. Soros Realty, Inc.
                                                        and Director of Real Estate for Soros Private Funds Management LLC. His
                                                        responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of
                                                        David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since
                                                        1971.


Joseph Povinelli          Senior Vice President,        Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing
                           Director of Leasing          experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio.
                                                        Prior to this he served as leasing representative for Net Properties
                                                        Management, Great Neck, New York, responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a Bachelor of
                                                        Science degree in Finance and Economics from C.W. Post College of Long
                                                        Island Universty.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                           Total Market Capitalization
                           ---------------------------
                (including pro-rata share of joint venture debt)

                                                                    Percent of
                                  Percent of                       Total Market
 (amounts in thousands)          Total Equity                     Capitalization
                                -------------                    ---------------

Equity Capitalization
---------------------
Total Common Shares Outstanding         97.8%        29,094
Common Operating Partnership
 ("OP") Units                            1.9%           556
                                                  ----------
Combined Common Shares and OP
 Units                                               29,650

Market Price at March 31, 2004                    $   14.11
                                                  ----------

Equity Capitalization - Common
 Shares and OP Units                              $ 418,362

Preferred OP Units - at cost (1)         0.4%         1,580
                                -------------     ----------

    Total Equity Capitalization        100.0%       419,942               64.9%
                                =============     ==========     ===============

Debt Capitalization
-------------------
Company's balance sheet                             188,211               29.1%
Pro-rata share of joint venture
 debt                                                39,207                6.0%
                                                  ----------     ---------------

    Total Debt Capitalization                       227,418               35.1%
                                                  ----------     ---------------

    Total Market Capitalization                   $ 647,360              100.0%
                                                  ==========     ===============



            Weighted Average Outstanding Common Shares and O.P. Units
            ---------------------------------------------------------

                                           Common
                                           Shares     O.P. Units       Total
                                           ------     ----------       -----

--------------------------------------------------------------------------------
Quarter ended March 31, 2004  - Basic    27,687,093    1,053,437    28,740,530
Quarter ended March 31, 2004  - Diluted  29,072,739    1,053,437    30,126,176
--------------------------------------------------------------------------------

Quarter ended March 31, 2003  - Basic    25,377,095    3,058,564    28,435,659
Quarter ended March 31, 2003  - Diluted  25,933,960    3,058,564    28,992,524


                               [GRAPHIC OMITTED]


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit.

(2) Fixed- rate debt includes $86.5 million of notional principal fixed through interest rate swap transactions and conversely, variable- rate debt excludes this amount.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)


              10 Largest Institutional/Non-Retail Shareholders(1)

                                                                 Percent of Out-
                                                   Common        standing Common
Shareholder                                      Shares Held          Shares
----------------------------------------------  -------------   ----------------

Yale University                                      4,634            15.9%
Stanford University                                  2,133             7.3%
Wellington Management                                2,048             7.0%
Cliffwood Partners                                   1,946             6.7%
Urdang Investment Management                         1,066             3.7%
Vanguard Group                                         765             2.6%
Clarion CRA Securities                                 667             2.3%
The Vanderbilt University                              647             2.2%
LaSalle Investment Management                          477             1.6%
Kensington Investment Group                            387             1.3%
                                                -------------   ----------------

Total of 10 Largest Institutional Shareholders      14,770            50.8%
                                                -------------   ----------------

Total of all Institutional Shareholders             22,932            78.8%
                                                -------------   ----------------


                              Operating Partnership
                                Unit Information
                                ----------------

                                                                   Percent of
                                                                Total O.P. Units
                                                                ----------------
Employee/Trustee O.P. Unit Holders                       334          60.1%
Other O.P. Unit Holders                                  222          39.9%
                                                -------------   ----------------
Total O.P. Units                                         556         100.0%
                                                -------------   ----------------

        Management and Trustee Ownership
        --------------------------------

Common Shares (not including options)                    384
O.P. Units (see above)                                   334
                                                -------------
                                                         718
                                                -------------

(1)  Based on most recent Schedule 13F filing


                   Total Share/O.P. Unit Ownership (Combined)

                               [GRAPHIC OMITTED]

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                   Statements of Operations - Consolidated (1)
                  --------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)

                                         ---------------------------- ----------------------------
                                                 Year-to-Date               Current Quarter

                                                                               3 months
                                                   March 31,                ended March 31,
                                                     2004                         2004
                                         ---------------------------- ----------------------------

                                          Wholly                       Wholly
                                           Owned   JV's (2)   Total     Owned   JV's (2)   Total
                                         --------- -------- --------- --------- -------- ---------

PROPERTY REVENUES
Minimum rents                            $ 12,807  $ 2,007  $ 14,814  $ 12,807  $ 2,007  $ 14,814
Percentage rents                              219       15       234       219       15       234
Expense reimbursements                      3,674      413     4,087     3,674      413     4,087
Other property income                         128        9       137       128        9       137
                                         --------- -------- --------- --------- -------- ---------
                                           16,828    2,444    19,272    16,828    2,444    19,272
                                         --------- -------- --------- --------- -------- ---------

PROPERTY EXPENSES
Property operating                          3,841      363     4,204     3,841      363     4,204
Real estate taxes                           2,322      232     2,554     2,322      232     2,554
                                         --------- -------- --------- --------- -------- ---------
                                            6,163      595     6,758     6,163      595     6,758
                                         --------- -------- --------- --------- -------- ---------

NET OPERATING INCOME - PROPERTIES          10,665    1,849    12,514    10,665    1,849    12,514


OTHER INCOME (EXPENSE)
General and administrative                 (1,832)       -    (1,832)   (1,832)       -    (1,832)
Property related home office expenses        (657)       -      (657)     (657)              (657)
Abandoned project costs                         -        -         -         -        -         -
Lease termination income                        -        -         -         -        -         -
Interest income                               115        -       115       115        -       115
Asset and property management income          514        -       514       514        -       514
Property management expense                   (62)     -         (62)      (62)       -       (62)
Straight-line rent income                     294      (93)      201       294      (93)      201
Straight-line rents written off              (114)       -      (114)     (114)       -      (114)
Other income( 3)                              187        -       187       187        -       187
                                         --------- -------- --------- --------- -------- ---------

EBIDTA                                      9,110    1,756    10,866     9,110    1,756    10,866

Depreciation and amortization              (3,812)    (573)   (4,385)   (3,812)    (573)   (4,385)
Interest expense                           (2,745)    (639)   (3,384)   (2,745)    (639)   (3,384)
Impairment of real estate                       -        -         -         -        -         -
Gain on sale of properties                      -        -         -         -        -         -
                                         --------- -------- --------- --------- -------- ---------

Income before minority interest             2,553      544     3,097     2,553      544     3,097

Minority interest                            (185)     (20)     (205)     (185)     (20)     (205)
                                         --------- -------- --------- --------- -------- ---------

NET INCOME                               $  2,368  $   524  $  2,892  $  2,368  $   524  $  2,892
                                         ========= ======== ========= ========= ======== =========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


              Statements of Operations - Joint Venture Activity (1)
              -----------------------------------------------------
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)


                                          Year-to-Date                                              Current Quarter

                                                                                                        3 months
                                             March 31,                                               ended March 31,
                                               2004                                                       2004
                   ---------------------------------------------------------- ------------------------------------------------------
                      Acadia      Pro-rata               Pro-rata   Pro-rata     Acadia      Pro-rata             Pro-rata  Pro-rata
                    Acquisition     share   Crossroads    share       Total    Acquisition     share   Crossroads   share     Total
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

PROPERTY REVENUES
Minimum rents       $     5,854  $   1,301  $    1,443  $     706  $   2,007  $      5,854  $   1,301  $    1,443 $    706  $ 2,007
Percentage rents             67         15           -          -         15            67         15           -        -       15
Expense
 reimbursements             651        145         546        268        413           651        145         546      268      413
Other property
 income                       3          1          17          8          9             3          1          17        8        9

                          6,575      1,462       2,006        982      2,444         6,575      1,462       2,006      982    2,444
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

PROPERTY EXPENSES
Property operating        1,024        228         276        135        363         1,024        228         276      135      363
Real estate taxes           268         60         351        172        232           268         60         351      172      232
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------
                          1,292        288         627        307        595         1,292        288         627      307      595
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

NET OPERATING
 INCOME -
 PROPERTIES               5,283      1,174       1,379        675      1,849         5,283      1,174       1,379      675    1,849


OTHER INCOME
 (EXPENSE)
General and
 administrative               -          -           -          -          -             -          -           -        -        -
Property related
 home office
 expenses                     -          -           -          -          -             -          -           -        -        -
Abandoned project
 costs                        -          -           -          -          -             -          -           -        -        -
Lease termination
 income                       -          -           -          -          -             -          -           -        -        -
Interest income               2          -           -          -          -             2          -           -        -        -
Asset and property
 management income            -          -           -          -          -             -          -           -        -        -
Asset and property
 management
 expense (2)               (516)         -           -          -          -          (516)         -           -        -        -
Straight-line rent
 income                    (506)      (112)         39         19        (93)         (506)      (112)         39       19      (93)
Straight-line
 rents written
 off                          -          -           -          -          -             -          -           -        -        -
Other income                  -          -           -          -          -             -          -           -        -        -
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

EBIDTA                    4,263      1,062       1,418        694      1,756         4,263      1,062       1,418      694    1,756

Depreciation and
 amortization (3)        (1,773)      (402)       (149)      (171)      (573)       (1,773)      (402)       (149)    (171)    (573)
Interest expense
 (3)                     (1,504)      (334)       (652)      (305)      (639)       (1,504)      (334)       (652)    (305)    (639)
Impairment of real
 estate                       -          -           -          -          -             -          -           -        -        -
Gain on sale of
 properties                   -          -           -          -          -             -          -           -        -        -
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

Income before
 minority interest          986        326         617        218        544           986        326         617      218      544

Minority interest             -        (12)          -         (8)       (20)            -        (12)          -       (8)     (20)
                   ------------- ---------- ----------- ---------- ---------- ------------- ---------- ---------- --------- --------

NET INCOME          $       986  $     314  $      617  $     210  $     524  $        986  $    314   $      617 $    210  $   524
                   ============= ========== =========== ========== ========== ============= ========== ========== ========= ========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro- rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 30 properties totalling approximately 2,044,000 square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

(2)  AKR Fund I pays asset management and property management fees to Acadia
     Realty L.P. As such, the Company does not recognize a pro-rata share of these expenses in its consolidated financial statements.

(3) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.




                QUARTERLY SUPPLEMENTAL DISCLOSURE
                 March 31, 2004


Statements of Operations - Activity by Source  (1)
-----------------------------------------------------------------
                 (in thousands)

                                                 ----------------------------------- -----------------------------------

                                                            Year-to-Date                       Current Quarter

                                                                Year                              3 months
                                                         ended December 31,                  ended December 31,
                                                                2003                                2003
                                                 ----------------------------------- -----------------------------------

                                                  Retail  Multi-  Corporate  Total    Retail  Multi-  Corporate  Total
                                                           Family                              Family
                                                 -------- ------- --------- -------- -------- ------- --------- --------

PROPERTY REVENUES
Minimum rents                                    $12,986  $1,828        $-  $14,814  $12,986  $1,828        $-  $14,814
Percentage rents                                     234       -         -      234      234       -         -      234
Expense reimbursements                             4,087       -         -    4,087    4,087       -         -    4,087
Other property income                                 40      97         -      137       40      97         -      137
                                                 -------- ------- --------- -------- -------- ------- --------- --------
                                                  17,347   1,925         -   19,272   17,347   1,925         -   19,272
                                                 -------- ------- --------- -------- -------- ------- --------- --------

PROPERTY EXPENSES
Property operating                                 3,381     823         -    4,204    3,381     823         -    4,204
Real estate taxes                                  2,473      81         -    2,554    2,473      81         -    2,554
                                                 -------- ------- --------- -------- -------- ------- --------- --------
                                                   5,854     904         -    6,758    5,854     904         -    6,758
                                                 -------- ------- --------- -------- -------- ------- --------- --------

NET OPERATING INCOME - PROPERTIES                 11,493   1,021         -   12,514   11,493   1,021         -   12,514


OTHER INCOME (EXPENSE)
General and administrative                             -       -    (1,832)  (1,832)       -       -    (1,832)  (1,832)
Property related home office expenses                  -       -      (657)    (657)       -       -      (657)    (657)
Abandoned project costs                                -       -         -        -        -       -         -        -
Lease termination income                               -       -         -        -        -       -         -        -
Interest income                                        -       -       115      115        -       -       115      115
Asset and property management income                   -       -       514      514        -       -       514      514
Other property management fees                       (21)    (41)        -      (62)     (21)    (41)        -      (62)
Straight-line rent income                            201       -         -      201      201       -         -      201
Straight-line rents written off                     (114)      -         -     (114)    (114)      -         -     (114)
Other income                                           -       -       187      187        -       -       187      187
                                                 -------- ------- --------- -------- -------- ------- --------- --------

EBIDTA                                            11,559     980    (1,673)  10,866   11,559     980    (1,673)  10,866

Depreciation and amortization                     (3,957)   (350)      (78)  (4,385)  (3,957)   (350)      (78)  (4,385)
Interest expense                                  (3,008)   (376)        -   (3,384)  (3,008)   (376)        -   (3,384)
Impairment of real estate                              -       -         -        -        -       -         -        -
Gain on sale of properties                             -       -         -        -        -       -         -        -
                                                 -------- ------- --------- -------- -------- ------- --------- --------

Income before minority interest                    4,594     254    (1,751)   3,097    4,594     254    (1,751)   3,097

Minority interest                                   (260)     (9)       64     (205)    (260)     (9)       64     (205)
                                                 -------- ------- --------- -------- -------- ------- --------- --------

NET INCOME                                        $4,334    $245   $(1,687)  $2,892   $4,334    $245   $(1,687)  $2,892
                                                 ======== ======= ========= ======== ======== ======= ========= ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.



                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004


           Statements of Operations - Activity by Source (1)
    --------------------------------------------------------------
                            (in thousands)

                                      --------------------------------------------- ------------------------------------

                                                      Year-to-Date                            Current Quarter

                                                          Year                                    3 months
                                                   ended December 31,                        ended December 31,
                                                          2003                                     2003
                                      --------------------------------------------- ------------------------------------

                                         Retail       Multi-   Corporate    Total    Retail   Multi-  Corporate  Total
                                                      Family                                   Family
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

PROPERTY REVENUES
Minimum rents                              $12,986     $1,828         $-   $14,814   $12,986  $1,828        $-  $14,814
Percentage rents                               234          -          -       234       234       -         -      234
Expense reimbursements                       4,087          -          -     4,087     4,087       -         -    4,087
Other property income                           40         97          -       137        40      97         -      137
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------
                                            17,347      1,925          -    19,272    17,347   1,925         -   19,272
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

PROPERTY EXPENSES
Property operating                           3,381        823          -     4,204     3,381     823         -    4,204
Real estate taxes                            2,473         81          -     2,554     2,473      81         -    2,554
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------
                                             5,854        904          -     6,758     5,854     904         -    6,758
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

NET OPERATING INCOME - PROPERTIES           11,493      1,021          -    12,514    11,493   1,021         -   12,514


OTHER INCOME (EXPENSE)
General and administrative                       -          -     (1,832)   (1,832)        -       -    (1,832)  (1,832)
Property related home office expenses            -          -       (657)     (657)        -       -      (657)    (657)
Abandoned project costs                          -          -          -         -         -       -         -        -
Lease termination income                         -          -          -         -         -       -         -        -
Interest income                                  -          -        115       115         -       -       115      115
Asset and property management income             -          -        514       514         -       -       514      514
Other property management fees                 (21)       (41)         -       (62)      (21)    (41)        -      (62)
Straight-line rent income                      201          -          -       201       201       -         -      201
Straight-line rents written off               (114)         -          -      (114)     (114)      -         -     (114)
Other income                                     -          -        187       187         -       -       187      187
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

EBIDTA                                      11,559        980     (1,673)   10,866    11,559     980    (1,673)  10,866

Depreciation and amortization               (3,957)      (350)       (78)   (4,385)   (3,957)   (350)      (78)  (4,385)
Interest expense                            (3,008)      (376)         -    (3,384)   (3,008)   (376)        -   (3,384)
Impairment of real estate                        -          -          -         -         -       -         -        -
Gain on sale of properties                       -          -          -         -         -       -         -        -
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

Income before minority interest              4,594        254     (1,751)    3,097     4,594     254    (1,751)   3,097

Minority interest                             (260)        (9)        64      (205)     (260)     (9)       64     (205)
                                      ------------- ---------- ---------- --------- --------- ------- --------- --------

NET INCOME                                  $4,334       $245    $(1,687)   $2,892    $4,334    $245   $(1,687)  $2,892
                                      ============= ========== ========== ========= ========= ======= ========= ========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.


         QUARTERLY SUPPLEMENTAL DISCLOSURE
            March 31, 2004


 Statements of Operations - Current v. Historical
                        (1)
---------------------------------------------------
            (in thousands)

                                         ---------- ---------- ----------  ---------- ---------- ----------

                                                 Current Quarter                  Historical Quarter

                                                     3 months                          3 months
                                                 ended March 31,                   ended March 31,
                                                      2004                              2003
                                         --------------------------------  --------------------------------

                                          Wholly     JV's (2)    Total      Wholly       JV's      Total
                                            Owned                             Owned
                                         ---------- ---------- ----------  ---------- ---------- ----------

PROPERTY REVENUES
Minimum rents                              $12,807     $2,007    $14,814     $11,856     $1,720    $13,576
Percentage rents                               219         15        234         294         12        306
Expense reimbursements                       3,674        413      4,087       3,717        523      4,240
Other property income                          128          9        137         151         18        169
                                         ---------- ---------- ----------  ---------- ---------- ----------
                                            16,828      2,444     19,272      16,018      2,273     18,291
                                         ---------- ---------- ----------  ---------- ---------- ----------

PROPERTY EXPENSES
Property operating                           3,841        363      4,204       4,266        361      4,627
Real estate taxes                            2,322        232      2,554       2,197        203      2,400
                                         ---------- ---------- ----------  ---------- ---------- ----------
                                             6,163        595      6,758       6,463        564      7,027
                                         ---------- ---------- ----------  ---------- ---------- ----------

NET OPERATING INCOME - PROPERTIES           10,665      1,849     12,514       9,555      1,709     11,264


OTHER INCOME (EXPENSE)
General and administrative                  (1,832)         -     (1,832)     (2,696)         -     (2,696)
Property related home office expenses         (657)         -       (657)          -          -          -
Abandoned project costs                          -          -          -           -          -          -
Lease termination income                         -          -          -           -          -          -
Interest income                                115          -        115         250         20        270
Asset and property management income           514          -        514         398          -        398
Property management expense                    (62)         -        (62)        (88)         -        (88)
Straight-line rent income                      294        (93)       201         241       (138)       103
Straight-line rents written off               (114)         -       (114)          -          -          -
Other income (3)                               187          -        187       1,218          -      1,218
                                         ---------- ---------- ----------  ---------- ---------- ----------

EBIDTA                                       9,110      1,756     10,866       8,878      1,591     10,469

Depreciation and amortization               (3,812)      (573)    (4,385)     (3,601)      (470)    (4,071)
Interest expense                            (2,745)      (639)    (3,384)     (2,726)      (568)    (3,294)
Impairment of real estate                        -          -          -           -          -          -
Gain on sale of properties                       -          -          -       1,212          -      1,212
                                         ---------- ---------- ----------  ---------- ---------- ----------

Income before minority interest              2,553        544      3,097       3,763        553      4,316

Minority interest                             (185)       (20)      (205)       (794)       (59)      (853)
                                         ---------- ---------- ----------  ---------- ---------- ----------

NET INCOME                                  $2,368       $524     $2,892      $2,969       $494     $3,463
                                         ========== ========== ==========  ========== ========== ==========


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in two JV's. The first is a 22% interest in Acadia Strategic Opportunity Fund ("Acadia Acquisition"). The second JV is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY. See "Statement of Operations - Joint Venture Activity" for additional detail.

(3) The 2003 activity represents a lump sum additional rent payment received from a tenant in connection with the re-anchoring of the Branch Plaza in Smithtown, NY.


                   QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004

      Net Operating Income (NOI) - Same Property Performance (1)
      ----------------------------------------------------------
                     (in thousands) Growth in Same
                            Property NOI -
                                                                                                       Continuing
                                                                                                        Operations
                                                            Current Quarter    Historical Quarter      Favorable
                                                                                                      (unfavorable)
                                                          ------------------- -------------------- -------------------

         Reconciliation of total NOI to same property NOI:
                                                            3 months ended       3 months ended
                                                               March 31,           March 31,
                                                                  2004                 2003
                                                          ------------------- --------------------

NOI - Wholly owned properties                                        $10,665               $9,555
NOI - Joint Ventures (Unconsolidated partnerships)                     1,849                1,709
                                                          ------------------- --------------------
                        Total NOI                                     12,514               11,264

NOI - Properties Acquired                                             (1,021)                (841)
NOI - Redevelopment Properties                                          (358)                (112)
                                                          ------------------- --------------------

                                                                     $11,135              $10,311                 8.0%
                                                          =================== ==================== ===================


Same property NOI by portfolio component and revenues/expenses:

                                                                 Shopping Center Portfolio

                                                  Revenues           $15,633              $15,331                 2.0%
                                                  Expenses             5,518                5,980                 7.7%
                                                          ------------------- -------------------- -------------------
                                                                      10,115                9,351                 8.2%
                                                          ------------------- -------------------- -------------------

                                                           Residential Properties (2 properties)

                                                  Revenues             1,924                1,797                 7.1%
                                                  Expenses               904                  837                -8.0%
                                                          ------------------- -------------------- -------------------
                                                                       1,020                  960                 6.3%
                                                          ------------------- -------------------- -------------------

                                                                     $11,135              $10,311                 8.0%
                                                          =================== ==================== ===================




(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.


 QUARTERLY SUPPLEMENTAL DISCLOSURE
          March 31, 2004

Funds from Operations ("FFO")(1)
------------------------------
      (in thousands)                           2004                          2003
                                       Current         Current       Historic        Historic
                                     Year-to-Date      Quarter      Year-to-Date     Quarter

                                   3 months ended 3 months ended  3 months ended3 months ended
Funds from operations ("FFO"): Notes  March 31,    March 31, 2004 March 31, 2003  March 31, 2003
                                         2004
------------------------------       ------------  -------------- --------------- ---------------

Net Income                                $2,892           $2,892         $3,463           $3,463
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated
      subsidiaries                         3,517            3,517          3,399            3,399
     Unconsolidated
      subsidiaries                           552              552            459              459
Income attributable to
 Operating Partnership units      (2)        117              117            438              438
Gain on sale of properties                     -                -              -                -
                                     ------------  -----------------------------------------------
                   FFO - Basic             7,078            7,078          7,759            7,759
Distributions on Preferred OP Units           73               73             50               50
                                     ------------  -----------------------------------------------
                        FFO -
                       Diluted            $7,151           $7,151         $7,809           $7,809
                                     ============  ===============================================

    Adjusted Funds from operations ("AFFO"):
-------------------------------------------------
Diluted FFO                               $7,151           $7,151         $7,809           $7,809
Straight line rent, net                      (87)             (87)          (103)            (103)
Non real-estate depreciation                  78               78             71               71
Amortization of finance costs                210              210            142              142
Tenant improvements                         (406)            (406)          (346)            (346)
Leasing commissions                         (226)            (226)           (45)             (45)
Capital expenditures                        (819)            (819)          (746)            (746)
                                     ------------  -----------------------------------------------

                          AFFO            $5,901           $5,901         $6,782           $6,782
                                     ============  ===============================================

    Funds Available for Distribution ("FAD")
-------------------------------------------------
AFFO                                      $5,901           $5,901         $6,782           $6,782
Scheduled prinicpal repayments            (1,190)          (1,190)        (1,225)          (1,225)
                                     ------------  -----------------------------------------------

                           FAD            $4,711           $4,711         $5,557           $5,557
                                     ============  ===============================================

   Total weighted average shares and OP Units:
Basic                                     28,741           28,741         28,436           28,436
                                     ============  ===============================================
Diluted                                   30,126           30,126         28,993           28,993
                                     ============  ===============================================

        FFO per share:
FFO per share - Basic           (3,4)      $0.25            $0.25          $0.27            $0.27
                                     ============  ===============================================
FFO per share - Diluted         (3,4)      $0.24            $0.24          $0.27            $0.27
                                     ============  ===============================================

 AFFO per share - Basic         (3,4)      $0.20            $0.20          $0.24            $0.24
                                     ============  ===============================================
 AFFO per share - Diluted       (3,4)      $0.20            $0.20          $0.23            $0.23
                                     ============  ===============================================

 FAD per share - Basic          (3,4)      $0.16            $0.16          $0.19            $0.19
                                     ============  ===============================================
 FAD per share - Diluted        (3,4)      $0.16            $0.16          $0.19            $0.19
                                     ============  ===============================================
--------------------------------------------------------------------------------------------------

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2) Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted
    FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

(4 )FFO for the quarter ended March 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.




            QUARTERLY SUPPLEMENTAL
                   DISCLOSURE
                  March 31, 2004

             Capital Expenditures
         -----------------------------

                                                  -----------------------------------
                                                     Year-to-Date        Current
                                                                         Quarter

                                                         Year            3 months
                                                         ended            ended
                                         Notes      March 31, 2004    March 31, 2004
                                                  -----------------------------------


         Leasing Commissions:                                   $226            $226
                                                  -----------------------------------

         Tenant Improvements:                                    406             406
                                                  -----------------------------------

         Capital Expenditures:
         Retail                                (1)               682             682
         Residential                                             137             137
                                                  -----------------------------------
                                                                 819             819
                                                  -----------------------------------

         Redevelopments                        (2)               129             129
                                                  -----------------------------------

         Total                                                $1,580          $1,580
                                                  ===================================


         Expenditures for real estate
          and
           improvements as reported on the
           Company's Statement of Cash Flows                  $1,135          $1,135
         Expenditures included in
          deferred leasing                     (3)               226             226
         Accrued construction costs as of year-end               219             219
                                                  -----------------------------------
           costs in Statement of Cash Flows                   $1,580          $1,580
                                                  ===================================


                                                  -----------------------------------

(1) Retail capital expenditures include $543 and $1,836 for the quarter and year ended December 31. 2003, respectively, related to the complete redesign of the facade at the Bloomfield Towne Center.

(2)  Represents costs (including leasing commissions) exclusively at the Gateway
     Shopping   Center,   Elmwood  Park   Shopping   Center  and  Bartow  Avenue
     development.

(3) Includes $122 of leasing commissions related to the Gateway Shopping Center included in the redevelopment line item above.


    QUARTERLY SUPPLEMENTAL DISCLOSURE
              March 31, 2004




       Consolidated Balance Sheets
---------------------------------------------------
              (in thousands)
                                            March 31,  December
                                                          31,
                                              2004         2003
                                          ---------    ---------
ASSETS

Real estate
  Land                                     $54,890      $54,890
  Buildings and improvements               367,479      366,879
  Construction in progress                   6,612        5,859
                                          ---------    ---------
                                           428,981      427,628
Less: accumulated depreciation            (104,387)    (101,090)
                                          ---------    ---------
  Net real estate                          324,594      326,538

Cash and cash equivalents                   13,389       14,663
Cash in escrow                               3,405        3,342
Investments in unconsolidated partnerships  14,311       13,630
Rents receivable, net of $1,548 and $1,510
 allowance, respectively                     5,128        5,431
Straight-line rents receivable, net of
 $910 allowance                              5,143        4,963
Notes Receivable                            10,027        3,586
Prepaid expenses                             2,374        3,127
Due from related parties                         -            -
Deferred charges, net                       11,947       11,173
Other assets                                 1,786        1,731
                                          ---------    ---------

                                          $392,104     $388,184
                                          =========    =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                    $188,211     $190,444
Accounts payable and accrued expenses        6,128        5,804
Dividends and distributions payable          4,850        4,619
Due to related parties                          50           48
Deferred gain on sale of properties              -            -
Interest rate swap payable                   5,377        4,044
Other liabilities                            2,951        3,806
                                          ---------    ---------
  Total liabilities                        207,567      208,765
                                          ---------    ---------

Minority interest in Operating Partnership   4,013        7,875
Minority interests in majority owned
 partnerships                                1,742        1,810
                                          ---------    ---------
  Total minority interests                   5,755        9,685
                                          ---------    ---------

Shareholders' equity:
Common shares                                   29           27
Additional paid-in capital                 190,231      177,891
Accumulated other comprehensive income      (7,056)      (4,928)
Unearned Compensation                       (1,743)        (577)
Deficit                                     (2,679)      (2,679)
                                          ---------    ---------
  Total shareholders' equity               178,782      169,734
                                          ---------    ---------

                                          $392,104     $388,184
                                          =========    =========

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2004

   Selected Operating Ratios
-------------------------------


                                  3 months ended March 31,
                                      2004        2003
                                  ---------   ---------
        Coverage Ratios        (1)
-------------------------------

    Interest Coverage Ratio
EBIDTA                             $10,866     $10,469
Divided by Interest expense          3,384       3,294
                                  ---------   ---------
                                      3.21  x     3.18 x

   Fixed Charge Coverage Ratio
EBIDTA                             $10,866     $10,469
Divided by ( Interest expense        3,384       3,294
                 + Preferred
                  Dividends)   (2)      73          50
                                  ---------   ---------
                                      3.14  x     3.13 x

   Debt Service Coverage Ratio
EBIDTA                             $10,866     $10,469
Divided by ( Interest expense        3,384       3,294
                 + Principal
                  Amortization)(3)   1,190       1,294
                                  ---------   ---------
                                      2.38  x     2.28 x

         Payout Ratios
-------------------------------

       FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.16 for 1st Qtr '04 and
   $0.145 for 1st Qtr '03           $4,778      $4,126
FFO                                  7,078       7,759
                                  ---------   ---------
                                        68%         53%

       AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units)                       $4,778      $4,126
AFFO                                 5,828       6,732
                                  ---------   ---------
                                        82%         61%
       FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units)                       $4,778      $4,126
FAD                                  4,638       5,507
                                  ---------   ---------
                                       103%         75%

        Overhead Ratios
-------------------------------

     G&A/Real Estate Revenues
General and Administrative expense  $1,832      $2,696
Real Estate Revenues (Includes
 pro-rata JV)                       19,272      18,291
                                  ---------   ---------
                                        10%         15%

General and Administrative expense  $1,832      $2,696
Real Estate Revenues (Includes
 100% JV)                           25,409      23,804
                                  ---------   ---------
                                         7%         11%

        Leverage Ratios
-------------------------------

Debt/Total Market
 Capitalization                (4)
Debt                              $227,418    $240,033
Total Market Capitalization        647,360     470,454
                                  ---------   ---------
                                        35%         51%


Debt + Preferred Equity (Preferred
 O.P. Units)                      $228,998    $242,245
Total Market Capitalization        647,360     470,454
                                  ---------   ---------
                                        35%         51%

                                  ----------
Notes:

(1) Quarterly results for 2004 and 2003 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2) Represents preferred distributions on Preferred Operating partnership Units.

(3) Includes the Company's pro-rata share of joint venture principal amortization. $205 of the 2004 quarterly amortization is from the self-liquidating amortization related to the Kroger/Safeway portfolio. On the JV level, this consists of $24,607 of debt which self- amortizes over the next five years.

(4) FFO for the quarter ended March 31, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza. Excluding this amount, the payout ratios for 2003 were: FFO 63%, AFFO 75% and FAD 96%.

(5) Includes the Company's pro-rata share of joint venture debt.


  QUARTERLY SUPPLEMENTAL DISCLOSURE
           March 31, 2004

Portfolio Debt - Consolidated Summary
       (amounts in thousands)


                                                    % of
                                                Wholly-Owned        % of                                      Weighted
                                                    and         Wholly-Owned     % of Total    Outstanding      Avg.
                                               Unconsolidated
                                       Notes  Combined Basis        Only         Portfolio       Balance     Int. Rate
                                                     (1)
                                     -------------------------  ------------  ---------------  ------------ ------------
Consolidated Debt
Fixed-Rate Debt                            (2)             85%           83%              69%     $156,127         6.60%
Variable-Rate Debt                         (2)             15%           17%              14%       32,084         2.74%
                                              ----------------  ------------  ---------------  ------------ ------------

Total Consolidated Debt                                   100%          100%              83%      188,211         5.95%
                                              ================  ============  ===============  ============ ============

Unconsolidated Debt (Joint Ventures)
Fixed-Rate Debt (1)                                                                       16%       37,915         6.72%
Variable-Rate Debt (1)                                                                     1%        1,292         3.12%
                                                                              ---------------  ------------ ------------

Total Unconsolidated Debt                                                                 17%       39,207         6.60%
                                                                              ---------------  ------------ ------------

             Total Debt                    (3)                                           100%     $227,418         6.06%
                                                                              ===============  ============ ============



Notes

(1) The Company is not required to, and does not consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.
(2) Fixed-rate debt includes $86,545 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.
(3) The above balances do not include FAS 141 adjustments totaling
    $5,275 as of March 31, 2004.

                                Page 18



                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                            March 31, 2004

                  Debt Analysis - Consolidated Debt
                        (amounts in thousands)


                                                                                                  Variable
                                                                         Principal                 Rate as
                                                                          Balance                    of
                                                                             at                     March
                                                            % of          March 31,  Interest         31,       Maturity
 Property                Lender                            Porfolio Notes   2004      Rate           2004        Date
 ----------------------- -------------------------------- ---------- ----- --------- -------------  -------- ------------

 FIXED-RATE DEBT
 -----------------------

 Merrillville Plaza      SunAmerica Life Insurance Co.                     $13,384     6.46%                   7/1/2007
 Crescent Plaza          Metropolitan Life Insurance Co.                     8,481     8.13%                  11/1/2010
 East End Centre         Metropolitan Life Insurance Co.                    15,532     8.13%                  11/1/2010
 GHT Apartments          Bank of America, N.A.                              10,790     7.55%                   1/1/2011
 Colony Apartments       Bank of America, N.A.                               5,395     7.55%                   1/1/2011
 239 Greenwich Avenue    RBS Greenwich Capital                              16,000     5.19%                   6/1/2013

 Interest rate swaps     Fleet National Bank                           (1)  86,545     6.29%                   Various
                                                                          ---------   -----

 TOTAL FIXED-RATE DEBT                                          83%        156,127    6.60%
                                                                          =========   =====

 VARIABLE-RATE DEBT
 -----------------------


 Village Apartments      Sun America Life Insurance Co.                      9,124    L+ 173          2.86%   10/1/2005
 Abington Towne Center   Fleet National Bank                           (2)            L+ 175          2.85%    1/1/2007
 Branch Shopping Center  Fleet National Bank                           (2)  11,964    L+ 175          2.85%    1/1/2007
 Methuen Shopping Center Fleet National Bank                           (2)            L+ 175          2.85%    1/1/2007
 Walnut Hill Plaza       Washington Mutual Bank, F.A.                  (3)   6,724    L+ 185          2.98%    1/1/2007
 Bloomfield Town Square  Washington Mutual Bank, F.A.                  (3)  13,207    L+ 185          2.98%    1/1/2007
 Town Line Plaza         Fleet National Bank                           (4)   4,845    L+ 175          2.84%   3/15/2007
 Gateway Shopping Center Fleet National Bank                           (5)   6,237    L+ 175          2.84%    5/1/2007
 Village Commons
  Shopping Center        Fleet National Bank                                 8,962    L+ 175          2.84%    6/1/2007
 Elmwood Park Shopping
  Center                 Washington Mutual Bank, F.A.                  (6)   4,500    L+ 150          2.59%  11/22/2007
 Marketplace of Absecon  Fleet National Bank                           (7)   4,500    L+ 150          2.59%    3/1/2008
 Soundview Marketplace   Fleet National Bank                           (8)   8,566    L+ 140          2.50%   12/1/2008
 Bradford Towne Center   Washington Mutual Bank, F.A.                        6,000    L+ 150          2.59%    4/1/2011
 Ledgewood Mall          Washington Mutual Bank, F.A.                       26,000    L+ 150          2.59%    4/1/2011
 New Loudon Center       Washington Mutual Bank, F.A.                        8,000    L+ 150          2.59%    4/1/2011
                                                                                     --------      --------

 Interest rate swaps     Fleet National Bank                               (86,545)
                                                                          ---------

 TOTAL VARIABLE-RATE DEBT                                       17%         32,084    L+ 164          2.74%
                                                         ----------       ---------  ========      --------

 TOTAL PORTFOLIO DEBT                                          100%       $188,211                    5.95%
                                                         ==========       =========                ========

-------------------------------------------------------------------------------------------------------------



                                                                                 Percent of  Months       Annual
                                                  Prepayment Prepayment  Lockout    Total      to     Interest expense
 Property              Lender                      Allowed     Penalty   Period  Indebtedness Maturity    3/31/2004
 --------------------- -------------------------- ---------- ----------- ------- ------------ -------- --------------------

 FIXED-RATE DEBT
 ---------------------

 Merrillville Plaza    SunAmerica Life Insurance     Yes      No Yr. 1     Yes
                        Co.                                     and 2                   7.1%     40        865
 Crescent Plaza        Metropolitan Life             Yes     Yes; >1% or  Yes;Nov 2005  4.5%     80        690
                        Insurance Co.                         Yield Mt.
 East End Centre       Metropolitan Life             Yes     Yes; >1% or  Yes;Nov 2005  8.3%     80      1,263
                        Insurance Co.                         Yield Mt.
 GHT Apartments        Bank of America, N.A.          No     Defeasance    No           5.7%     82        815
 Colony Apartments     Bank of America, N.A.          No     Defeasance    No           2.9%     82        407
 239 Greenwich Avenue  RBS Greenwich Capital          No     Defeasance    No           8.5%    112        830
                                                                                             -------

 Interest rate swaps   Fleet National Bank           Yes        Swap       No
                                                              Settlement               46.0%             5,442
                                                                                 -----------         ----------

 TOTAL FIXED-RATE DEBT                                                                 83.0%     80     10,311
                                                                                 ----------- -------


 VARIABLE-RATE DEBT                                                                                                  LIBOR
                                                                                                                    Spread
 ---------------------


 Village Apartments    Sun America Life Insurance    Yes     No in 1st     No           4.8%     18        261      13.31
                        Co.                                   yr.,1/2%
                                                              in 2nd, no
                                                              penalty in
                                                                 3rd
 Abington Towne Center Fleet National Bank           Yes         No        No           0.0%     34          -          -
 Branch Shopping       Fleet National Bank           Yes         No        No
  Center                                                                                6.4%     34        341      17.65
 Methuen Shopping      Fleet National Bank           Yes         No        No
  Center                                                                                0.0%     34          -         -
 Walnut Hill Plaza     Washington Mutual Bank,       Yes     Yes; 1% if    No           3.6%     34        200      10.49
                        F.A.                                  paid prior
                                                               to July
                                                                 2003
 Bloomfield Town       Washington Mutual Bank,       Yes     Yes; 1% if    No           7.0%     34        394      20.60
  Square                F.A.                                  paid prior
                                                               to July
                                                                 2003
 Town Line Plaza       Fleet National Bank           Yes         No        No           2.6%     36        138       7.15
 Gateway Shopping      Fleet National Bank           Yes         No       Yes;July 2004 3.3%     38        177       9.20
  Center
 Village Commons       Fleet National Bank           Yes         No        No           4.8%     39        255      13.22
  Shopping Center
 Elmwood Park Shopping Washington Mutual Bank,       Yes         No        No           2.4%     44        117       5.69
  Center                F.A.
 Marketplace of        Fleet National Bank           Yes         No        No           2.4%     48        117       5.69
  Absecon
 Soundview Marketplace Fleet National Bank           Yes         No        No           4.6%     57        214      10.11
                                                                                               ----
 Bradford Towne Center Washington Mutual Bank, F.A.  Yes         No        No           3.2%     85        155       7.59
 Ledgewood Mall        Washington Mutual Bank, F.A.  Yes         No        No          13.8%     85        673      32.88
 New Loudon Center     Washington Mutual Bank, F.A.  Yes         No        No           4.3%     85        207      10.12

 Interest rate swaps   Fleet National Bank                                            -46.0%            -2,370
                                                                                 -----------         ----------

 TOTAL VARIABLE-RATE DEBT                                                              17.0%     24        879     163.67
                                                                                 ----------- ------- ----------

 TOTAL PORTFOLIO DEBT                                                                 100.0%     45     11,189
                                                                                 =========== ======= ==========

-------------------------------------------------------------------------------------------------------------


 Notes:
 --------------------
(1) The Company has hedged $86,545 of it's variable-rate debt with five variable to fixed-rate swap agreements as follows:


  Notional principal All-  Spread Swap   Forward  Maturity
                     in    rate   Start  Date     Date
                     Rate
 ------------------- ----- ----- ------ ------- -----------
             $30,000 6.55% 1.75% 4.80%      n/a    4/1/2005                                         12   1,965
              20,000 6.28% 1.75% 4.53%      n/a   10/1/2006                                         30   1,256
              15,552 6.17% 1.85% 4.32%      n/a    1/1/2007                                         34     959
              12,031 5.86% 1.75% 4.11%      n/a    1/1/2007                                         34     704
               8,962 6.22% 1.75% 4.47%      n/a    6/1/2007                                         39     557
 ------------------- ----- ----- ----
             $86,545 6.29% 1.77% 4.52%                                                                      26
 =================== ===== ==== =====



The Company has hedged $62,151 of future variable-rate debt with three forward-starting variable to fixed-rate swap agreements as follows:

              $4,640 6.46% 1.75% 4.71%  10/2/2006 1/1/2010                         Total Debt 7.58%       5468
              37,667 5.85% 1.50% 4.35%   4/1/2005 1/1/2011
              11,410 6.65% 1.75% 4.90%  10/2/2006 10/1/2011
               8,434 6.89% 1.75% 5.14%   6/1/2007  3/1/2012
 ------------------- ----- ----- ----
             $62,151 6.18% 1.60% 4.58%
 =================== ===== ===== ====



(2) There is an additional $7,650 currently available under this facility which the Company is Total required to fully draw down prior to December 2004. An additional Debt - Hedged7.58% 5,468 ===== $3,000 (net of a $150 holdback) is available through December 2004 based upon additional lease-up at the collateral properties.

(3) There is an additional $5,000 (less certain holdbacks totalling $600) currently available under this facility which the Company is required to fully draw down prior to December 2004.

(4) There is an additional $2,000 available under this facility which is also periodically used for standby letters of credit.

(5)  There is an additional $3,000 available under this facility.

(6) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all-in rate floor).

(7) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is > 50%).

(8)  There is an additional $5,000 available under this facility.

                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                 March 31, 2004


                         Debt Analysis - Unconsolidated
                              Debt (Joint Ventures)





                           Acadia Principal                   Variable
                           Realty Balance  Acadia's            Rate
             Lender/       Trust    at     Prorata  Interest   as of
 FIXED-RATE  Joint Venture Owner- March 31, Share   Rate       March                                          Percent of
  DEBT       Partner       ship    2004                        31,    Maturity  Prepayment Prepayment Lockout   Total      Months to
                                                               2004     Date     Allowed    Penalty   Period  Indebtedness Maturity
 ---------- -------------- ------ --------- ----- ---------- -------- --------- --------- ---------- ------- ------------ ---------
 Crossroads   Bank of New   49.0% $32,799 $16,072    7.16%            10/1/2007   Yes     No for debt.  No      41.0%       43
 Shopping     York/                                                                       Swap is
 Center(1)    Heyman-                                                                     currently
              Greenburgh                                                                  negative
              Associates LLC
              and RMC
              Development
              Company LLC
 Brandywine   UBS Warburg
 Town Center  Real Estate
              Investments,
              Inc./          22.2%  30,000   6,667    4.69%            2/11/2008   No     Defeasance    No      17.0%       47
               AKR Fund I
 Kroger       Cortlandt
 Portfolio(2) Deposit
              Corporation/   22.2%  12,375   2,063    6.62%             2/1/2009   Yes     Yield        No       5.3%       59
               AKR Fund I                                                                Maintenance
 Safeway      Cortlandt
 Portfolio(2) Deposit
              Corporation/   22.2%  12,232   2,039    6.51%            1/15/2009   Yes     Yield        No       5.2%       58
               AKR Fund I                                                                 Maintenance
 Brandywine   UBS Warburg
 Town Center  Real Estate
              Investments,
              Inc./          22.2%  21,414   4,759    7.01%            7/11/2012   No    Defeasance   No        12.1%       101
               AKR Fund I
 Market       UBS Warburg
 Square       Real Estate
 Shopping     Investments,
 Center       Inc./          22.2%  16,248   3,611    7.32%            6/11/2012   No    Defeasance   No         9.2%      100
              Acadia
              Strategic
              Opportunity
              Fund
 Amherst      The Ohio National
 Marketplace  Life Insurance
              Company/
              AKR Fund I    22.2%   4,897   1,088    8.20%             6/1/2022   Yes     Yes; >1%    No         2.8%      221
 Sheffield    Canada Life                                                                or Yield Mt.
 Crossing     Insurance
              Company/
               AKR Fund I  22.2%   7,272   1,616    8.00%             1/1/2023   Yes     Yes; >1%    No         4.1%       228
                                  ------ ------- --------                              or Yield Mt.            -----


 TOTAL/WEIGHTED AVERAGE - FIXED-
  RATE UNCONSOLIDATED DEBT         137,237  37,915    6.72%                                                      96.7%
                                   ------- ------- --------                                                     ------

 VARIABLE-RATE DEBT
 ------------


 Granville   Bank One, NA/
  Center     AKR Fund I
                             22.2%  5,813   1,292      L + 200  3.12%  10/5/2007  Yes     Yes; >1%    No         3.3%      43
                                   ------  ---------           -------                  or Yield Mt.            ------

 TOTAL/WEIGHTED AVERAGE - ALL
  UNCONSOLIDATED DEBT            $143,050  $39,207              6.60%                                            100.0%
                                  ======= =========            =======                                          ======








             Lender/                 Annual              Weighted
 FIXED-RATE  Joint Venture        Interest expense      Months to
  DEBT       Partner             (Weighted for JV%)      Maturity
 ---------- --------------       -------------          -------------
 Crossroads   Bank of New          1,151              17.47654585
 Shopping     York/
 Center(1)    Heyman-
              Greenburgh
              Associates
              LLC
              and RMC
              Development
              Company LLC           313              8.003506177
 Brandywine   UBS Warburg
 Town Center  Real Estate
              Investments,
              Inc./                137               3.100963263
               AKR Fund I
 Kroger       Cortlandt
 Portfolio(2) Deposit
              Corporation/          133              3.035417995
               AKR Fund I
 Safeway      Cortlandt
 Portfolio(2) Deposit
              Corporation/
               AKR Fund I
 Brandywine   UBS Warburg
 Town Center  Real Estate
              Investments,
              Inc./                  334              12.23524371
               AKR Fund I
 Market       UBS Warburg
 Square       Real Estate
 Shopping     Investments,
 Center       Inc./                  264              9.191669855
              Acadia
              Strategic
              Opportunity
              Fund
 Amherst      The Ohio National
 Marketplace  Life Insurance
              Company/                89              6.138332441
              AKR Fund I
 Sheffield    Canada Life
 Crossing     Insurance
              Company/               129              9.411244591
               AKR Fund I



 TOTAL/WEIGHTED AVERAGE - FIXED-
  RATE UNCONSOLIDATED DEBT           2,549              68.59292388


 VARIABLE-RATE DEBT
 ------------


 Granville   Bank One, NA/
  Center     AKR Fund I                 40              1.409302761



 TOTAL/WEIGHTED AVERAGE - ALL        2,589                  67.55
  UNCONSOLIDATED DEBT








 Notes:
 ------------

(1) Although this is variable debt, Acadia has effectively fixed its pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

(2) AmCap, AKR Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such, ASOF's pro-rata share of the above debt is 75% x 22.22%.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                           March 31, 2004

                             Future Debt Maturities
---------------------------------------------------------------------------------
                                 (in thousands)                                                             Weighted
                                                                                                             Average
                                                                                                             Interest
                                                                                                             Rate of
                                                                                                             Maturing
                                                                                                             Debt
                                                                                                    --------------------



                          Consolidated Debt
                                                                      Scheduled
                                Year                                 AmortizationMaturities  Total  TotalFixed-Variable-
                                                                                                     Debt Rate   Rate
                                                                                                          Debt    Debt
------------------------------------------------------------------------------------------------------------------------

                                                                2004      $2,404        $-   $2,404  n/a   n/a      n/a
                                                                2005       3,360     8,716   12,076 2.89%  n/a     2.89%
                                                                2006       3,384         -    3,384  n/a   n/a      n/a
                                                                2007       2,356    65,737   68,093 3.56% 6.46%    2.87%
                                                                2008       2,153    12,476   14,629 2.53%  n/a     2.53%
                             Thereafter                                    5,285    82,340   87,625 5.29% 7.12%    2.59%
                                                                     -------------------------------
                                                                         $18,942  $169,269 $188,211
                                                                     ===============================


              Unconsolidated Debt (Joint Ventures) (1)



                                                                2004         391         -      391  n/a   n/a      n/a
                                                                2005       1,372         -    1,372  n/a   n/a      n/a
                                                                2006       1,418         -    1,418  n/a   n/a      n/a
                                                                2007       1,245    16,033   17,278 6.86% 7.16%    3.10%
                                                                2008       1,018     6,667    7,685 4.69% 4.69%     n/a
                             Thereafter                                    3,620     7,443   11,063 7.14% 7.14%     n/a
                                                                     -------------------------------
                                                                          $9,064   $30,143  $39,207
                                                                     ===============================



------------------------------------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                                                     1st Quarter 2004        $93
                                                     2nd Quarter 2004          -
                                                     3rd Quarter 2004          -
                                                     4th Quarter 2004          -
                                                                     ------------

                                                         Year-to-Date        $93
                                                                     ============







           QUARTERLY SUPPLEMENTAL DISCLOSURE
                     March 31, 2004


                Unencumbered Properties
--------------------------------------------------------



                         Center                                Location            GLA
------------------------------------------------------------------------------------------

Berlin Shopping Center                                  Berlin, NJ                188,755

Blackman Plaza                                          Wilkes-Barre, PA          121,341

Greenridge Shopping Center                              Scranton, PA              198,433

Hobson West Plaza                                       Naperville, IL             99,044

Luzerne Street Shopping Center                          Scranton, PA               57,988

Mad River Station                                       Dayton, OH                155,721

Mark Plaza                                              Edwardsville, PA          214,036

Pacesetter Park Shopping Center                         Ramapo, New York           96,443

Pittston Plaza                                          Pittston, PA               79,494

Plaza 422                                               Lebanon, PA               155,026

Route 6 Plaza                                           Honesdale, PA             175,507
                                                                              ------------

Total GLA of Unencumbered Properties                                            1,541,788
                                                                              ============

Total net operating income for the year ended December 31, 2003
  associated with unencumbered properties                                          $7,294
                                                                              ============







               QUARTERLY SUPPLEMENTAL DISCLOSURE
                        March 31, 2004

  Acadia Strategic Opportunity Fund ("AKR Fund I") - Overview
----------------------------------------------------------------



Item                      Notes   Description
----------------------------------------------------------------------------

Date formed                       September 2001

Properties owned

Ohio                           (1)Amherst Marketplace
                               (1)Granville Centre
                               (1)Sheffield Crossing

Delaware                       (1)Brandywine Town Center
                               (1)Market Square Shopping Center

Various                        (2)25 Kroger/Safeway locations


Partnership structure

Equity Contribution:              22.22% - Acadia
                                  77.78% - Four institutional investors (current
                                  significant shareholders in Acadia as well)

Cash flow distribution:           22.22% - Acadia
                                  77.78% - Four institutional investors

Promote:                          20% to Acadia once all partners (including Acadia) have received 9%
                                  preferred return and return of equity

                                  Remaining 80% is distributed to all the partners (including
                                  Acadia).


Fees to Acadia                    Asset management fee equal to 1.5% of total committed capital ($70 million which excludes
                                  Acadia's $20 million))

                                  Property management fee equal to 4% of gross property
                                  revenues

                                  Market rate leasing fees

                                  Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia


Mortgage Debt                  (3)$110 million

                                   95% ($104 million) fixed-rate and 5% floating ($6 million) at a total blended rate of 6.2%




(1) See details of these properties including occupancy, tenants, expirations and demographics in Section IV of this supplement

(2)  See enclosed map in this section for these locations

(3)  See details of this debt in Section II of this supplement






                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                                   AKR Fund I
                                  Properties -
                                     Detail
                                 --------------


              ----------------------------------------------------------------------------------------------------------------------
                                                                                                                 Annualized
                                                                                                                   Base Rent
                   Gross Leasable Area                Occupancy               Annualized Base Rent              per Occupied Square
                                                                                                                         Foot
              ----------------------------------------------------------------------------------------------------------------------
                     Anchors         Shops    Total    Anchors  Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
              ----------------------------------------------------------------------------------------------------------------------



   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace                 76,737   3,200    79,937   100.00%100.00%100.00%   $765,711    $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre                      90,047  41,496   131,543    38.81% 62.80% 46.38%    402,085    283,693     685,778  11.51  10.89  11.24
Sheffield
 Crossing                    59,159  53,475   112,634   100.00% 88.11% 94.36%    620,578    497,852   1,118,430  10.49  10.57  10.52
              ----------------------------------------------------------------------------------------------------------------------
   Total -
   Midwest
    Region                  225,943  98,171   324,114    75.61% 77.80% 76.28%  1,788,374    814,941   2,603,315  10.47  10.67  10.53
              ----------------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (1)                        610,157       -   610,157   100.00%     - 100.00%  8,678,533          -   8,678,533  14.22      -  14.22
Market Square
 Shopping
 Center                      31,375  56,387    87,762   100.00%100.00%100.00%    365,712  1,259,210   1,624,922  11.66  22.33  18.52
              ----------------------------------------------------------------------------------------------------------------------
 Total - Mid-
   Atlantic                 641,532  56,387   697,919   100.00%100.00%100.00%  9,044,245  1,259,210  10,303,455  14.10  22.33  14.76
              ----------------------------------------------------------------------------------------------------------------------

   Various
--------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 2)                       1,018,100       - 1,018,100   100.00%     - 100.00%  9,965,897          -   9,965,897   9.79      -   9.79
              ----------------------------------------------------------------------------------------------------------------------


Total - Joint
 Venture
 Properties               1,885,575 154,558 2,040,133    97.08% 85.90% 96.23%$20,798,516 $2,074,151 $22,872,667 $11.36 $15.62 $11.65
              ======================================================================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(2)  AKR  Fund  I  has  a  75%  economic   interest  in  this  portfolio  of  25
     Kroger/Safeway triple-net leases.






                            QUARTERLY SUPPLEMENTAL DISCLOSURE
                                      March 31, 2004

                                 Kroger/Safeway Portfolio
------------------------------------------------------------------------------------------


                                                                                                Kroger       Safeway
                                                                                                locations    locations
[GRAPHIC OMITTED]                                                                            ---------------------------

                                                                                               Cary, NC    Atlanta, TX
                                                                                             Cincinnati,  Batesville, AR
                                                                                                   OH
                                                                                              Conroe, TX    Benton, AR
                                                                                             Great Bend,   Carthage, TX
                                                                                                   KS
                                                                                             Hanrahan, LA Little Rock,
                                                                                                                AR
                                                                                             Indianapolis, Longview, WA
                                                                                                   IN
                                                                                              Irving, TX   Mustang, OK
                                                                                               Pratt, KS   Roswell, NM
                                                                                              Roanoke, VA  Ruidoso, NM
                                                                                             Shreveport,  San Ramon, CA
                                                                                                   LA
                                                                                             Wichita, KS  Springerville,
                                                                                               (2 stores)       AZ
                                                                                                            Tucson, AZ
                                                                                                            Tulsa, OK






General note: As all of these leases are triple-net, Acadia has no property management responsibilities for these locations.


                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                               March 31, 2004

                   ACADIA STRATEGIC OPPORTUNITY FUND
              Top 10 Tenants - Ranked by Annualized Base Rent
-------------------------------------------------------------------------------
                                                                                                     Percentage of Total
                                                                                                       Represented by
                                                                                                            Tenant
                                                                                                     -------------------
                                                                     Number of
                                                                     Stores in   Total   Annualized    Total  Annualized
                                                                                             Base                Base
Ranking                            Tenant                               JV        GLA      Rent (1)  Portfolio Rent (2)
                                                                      Portfolio                       GLA( 2)
------------------------------------------------------------------------------------------------------------------------

     1 Safeway (3)                                                          13   467,300  $3,495,932     22.9%     17.6%
     2 Kroger (4)                                                           12   550,800   3,490,410     27.0%     17.5%
     3 Lowe's                                                                1   140,000   1,925,000      6.9%      9.7%
     4 Giant Eagle                                                           2   135,896   1,386,289      6.7%      7.0%
     5 Transunion Settlement (5)                                             1    39,714     884,771      1.9%      4.4%
     6 Bed, Bath & Beyond                                                    1    45,114     868,426      2.2%      4.4%
     7 Regal Cinema                                                          1    65,641     821,825      3.2%      4.1%
     8 Target                                                                1   138,000     800,000      6.8%      4.0%
     9 Dick's Sporting Goods                                                 1    50,000     700,000      2.5%      3.5%
    10 Michaels                                                              1    24,876     547,272      1.2%      2.8%
                                                                     ---------------------------------------------------

                                   Total                                    34 1,657,341 $14,919,925     81.2%     75.0%
                                                                     ===================================================


(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Base rents for the Kroger/Safeway portfolio include 75% of the total rents. The remaining 25% is allocated to AmCap, the joint venture partner in this portfolio.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                       Retail Properties - Summary Listing
                       -----------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                  Year                        Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                             Constructed(C)        Occupancy  Current   Current       Base       Base
                                                                              Lease and Lease and
        Shopping Center           Location    Acquired(A)     GLA             Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
--------------------------------

            New York

Soundview Marketplace           Port                                         King      Clearview
                                 Washington                                   Kullen    Cinema
                                                   1998 (A)182,770       92%  2007/2022 2010/2030 $2,648,930     $15.80

Village Commons Shopping Center Smithtown                                              Daffy's
                                                   1998 (A) 87,306       96%            2008/2028  2,031,111      24.13
                                                                                       Walgreens
                                                                                        2021/--

Branch Shopping Plaza           Smithtown                                    Waldbaum's
                                                                              (A&P)
                                                   1998 (A)125,640       96%  2013/2028            2,234,955      18.59

New Loudon Center               Latham                                       Price     Marshalls
                                                                              Chopper   2004/2009
                                                   1982 (A)254,530       76%  2015/2035            1,581,717       8.14
                                                                                       Bon Ton
                                                                                        Department
                                                                                        Store
                                                                                        2014/2034
Pacesetter Park Shopping Center Pomona                                       Stop &
                                                                              Shop
                                                                              (Ahold)
                                                   1999 (A) 96,443       83%  2020/2040              879,545      10.94

           New Jersey

Elmwood Park Shopping Center    Elmwood Park                                 Pathmark  Walgreen's
                                                   1998 (A)149,085      100%  2017/2052 2022/2062  3,284,788      22.03

Marketplace of Absecon          Absecon                                      Acme      Eckerd Drug
                                                   1998 (A)105,251       93%  2015/2055 2020/2040  1,501,247      15.42

Berlin Shopping Center          Berlin                                       Acme      Kmart
                                                   1994 (A)188,755       79%  2005/2015 2004/2029    789,501       5.31

Ledgewood Mall                  Ledgewood                                              Wal-mart
                                                   1983 (A)517,875       87%            2019/2049  4,320,770       9.60
                                                                                       Macy's
                                                                                        2005/2025
                                                                                       The Sports'
                                                                                        Authority
                                                                                        2007/2037
                                                                                       Circuit
                                                                                        City
                                                                                        2020/2040
                                                                                       Marshalls
                                                                                        2007/2027


NEW ENGLAND REGION
--------------------------------

          Connecticut

Town Line Plaza                 Rocky Hill                                   Stop &    Wal-mart
                                                                              Shop      (not
                                                   1998 (A)206,178      100%  2023/2063 owned)     1,555,061      14.28

239 Greenwich Avenue            Greenwich                                              Restoration
                                                                                        Hardware
                                                   1998 (A) 16,834      100%            2015/2025  1,254,282      74.51
                                                                                       Chico's
                                                                                        Fashion
                                                                                        2010/2020
         Massachusetts

Methuen Shopping Center         Methuen                                      DeMoulas  Wal-mart
                                                                              Market    2011/2051
                                                   1998 (A)130,238      100%  2005/2015              828,772       6.36

Crescent Plaza                  Brockton                                     Shaw's    Home Depot
                                                   1984 (A)218,277      100%  2012/2042 2021/2056  1,692,015       7.75

          Rhode Island

Walnut Hill Plaza               Woonsocket                                   Shaw's    Sears
                                                   1998 (A)285,784       99%  2013/2043 2008/2033  2,204,295       7.80

            Vermont

The Gateway Shopping Center     Burlington                                   Shaw's
                                                   1999 (A)100,713       83%  2024/2054            1,524,382      18.25





                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                       Retail Properties - Summary Listing
                       -----------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                  Year                        Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                             Constructed(C)        Occupancy  Current   Current       Base       Base
                                                                              Lease and Lease and
        Shopping Center           Location    Acquired(A)     GLA             Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------



MIDWEST REGION
-----------------------------------------------

                   Illinois

Hobson West Plaza                              Naperville                       Bobak's
                                                                                Market and
                                                                                Restaurant
                                                           1998 (A) 99,044 99%  2007/2032               1,151,299 11.77
                                                                                (specialty
                                                                                 grocery)
                    Indiana

Merrillville Plaza                             Merrillville                               TJ Maxx
                                                           1998 (A)235,603 99%             2004/2014    2,582,413 11.07
                                                                                          JC Penney
                                                                                           2008/2018
                                                                                          OfficeMax
                                                                                           2008/2028

                   Michigan

Bloomfield Town Square                         Bloomfield                      Costco (notTJ
                                                Hills      1998 (A)217,266 88%  owned)     Maxx2009/20141,806,368  9.45
                                                                                          Marshall's
                                                                                           2011/2026
                                                                                          Home Goods
                                                                                           2010/2025

                     Ohio

Mad River Station                              Dayton                                     Babies "R" Us
                                                           1999 (A)155,721 80%             2005/2020    1,494,413 11.95
                                                                                          Office Depot
                                                                                           2005/2010





                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                       Retail Properties - Summary Listing
                       -----------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                  Year                        Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                             Constructed(C)        Occupancy  Current   Current       Base       Base
                                                                              Lease and Lease and
        Shopping Center           Location    Acquired(A)     GLA             Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------


                 Pennsylvania

Abington Towne Center                          Abington                                    TJ Maxx
                                                           1998 (A)  216,365 98%            2010/2020    810,814  15.15
                                                                                           Target
                                                                                            (not
                                                                                            owned)

Blackman Plaza                                 Wilkes-Barre                                Kmart
                                                                                            2004/2049
                                                           1968 (C)  121,341 92%            (2)          261,504   2.34

Bradford Towne Centre                          Towanda                           P&C Foods Kmart
                                                                                  (Penn     2019/2069
                                                                                  Traffic)
                                                           1993 (C)  256,939 89%  2014/2024            1,421,531   6.20


East End Center                                Wilkes-Barre                      Price
                                                                                  Chopper
                                                           1986 (C)  308,358 52%  2008/2028              979,690   6.13

Greenridge Plaza                               Scranton                          Giant Food
                                                                                  (Ahold)
                                                           1986 (C)  198,433 57%  2021/2051              743,446   6.55

Luzerne Street Shopping Center                 Scranton                          Price     Eckerd
                                                                                  Chopper   Drug
                                                                                  2004/2024 2004/2019
                                                           1983 (A)   57,988 94%  (3)                    272,150   4.98

Mark Plaza                                     Edwardsville                      Redner's  Kmart
                                                                                  Markets   2004/2054
                                                           1968 (C)  214,036 91%  2018/2028 (2)          949,127   4.86


Pittston Plaza                                 Pittston                          Redner's  Eckerd
                                                                                  Market    Drugs
                                                           1994 (C)   79,494 98%  2018/2028 2006/2016    599,728   7.69


Plaza 422                                      Lebanon                                     Home Depot
                                                           1972 (C)  155,026 69%            2021/2056    444,020   4.14



Route 6 Mall                                   Honesdale                         Weis      Kmart
                                                                                  Markets   2020/2070
                                                                                  (not
                                                           1994 (C)  175,507 99%  owned)               1,063,283   6.11
                                                                   ----------                        -------------------


                                                                   5,156,800                         $42,911,157 $10.28
                                                                   ==========                        ===================






                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                       Retail Properties - Summary Listing
                       -----------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                                  Year                        Grocery    Other     Annualized Annualized
                                                                               Anchor     Anchor
                                             Constructed(C)        Occupancy  Current   Current       Base       Base
                                                                              Lease and Lease and
        Shopping Center           Location    Acquired(A)     GLA             Option     Option       Rent     Rent psf
                                                                           %  Expiraton Expiraton
------------------------------------------------------------------------------------------------------------------------



JOINT VENTURE PROPERTIES
-----------------------------------------------
(excludes jont venture owned Kroger/Safeway Portfolio)

NEW YORK REGION
-----------------------------------------------

                   New York

Crossroads Shopping Center                     White                            Waldbaum's Kmart
                                                Plains                           (A&P)      2012/2037
                                                            1998   312,938  96%  2007/2032            $5,428,983 $18.05
(49% JV interest)                                                                          B. Dalton
                                                                                            2012/2022
                                                                                           Pay Half
                                                                                            2018/--
                                                                                           Modell's
                                                                                            2009/2019


MID-ATLANTIC REGION
-----------------------------------------------

                   Delaware

Brandywine Town Center (1)                     Wilmington2003 (A)  610,157 100%                        8,678,533  14.22
(22% JV interest)

Market Square Shopping Center                  Wilmington                       Trader     TJ Maxx
                                                                                 Joe's      2006/2016
                                                                                 (specialty
                                                         2003 (A)   87,762 100%  grocery)              1,624,922  18.52
(22% JV interest)                                                                2013/2028



MIDWEST REGION
-----------------------------------------------

                     Ohio

Amherst Marketplace                            Cleveland                        Giant Eagle
                                                         2002 (A)   79,937 100%  2021/2041               799,107  10.00
(22% JV interest)

Granville Centre                               Columbus                                    California
                                                                                            Fitness
                                                         2002 (A)  131,543  46%             2017/2027    685,778  11.24
(22% JV interest)

Sheffield Crossing                             Cleveland                        Giant Eagle
                                                         2002 (A)  112,634  94%  2022/2042             1,118,430  10.52
                                                                 ----------                          -------------------
(22% JV interest)

                                                                 1,334,971                           $18,335,753 $14.72
                                                                 ==========                          ===================


(1) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(2) Kmart has notified the Company of its intention to exercise its option to renew the lease for this space upon the expiration of the current lease term.

(3) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease.



QUARTERLY SUPPLEMENTAL DISCLOSURE
 March 31, 2004


       Retail
      Properties
      by Region
----------------
(excludes jont venture
 owned Kroger/Safeway
 Portfolio)


                --------------------------------------------------------------------------------------------------------------
                                                                                                         Annualized Base Rent
                Gross Leasable Area           Occupancy                Annualized Base Rent              per Occupied Square
                                                                                                                  Foot
                --------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total    Anchors  Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                --------------------------------------------------------------------------------------------------------------


New York Region 1,022,638   685,017 1,707,655    90.58% 82.55% 87.36% $9,392,373  $9,880,191 $19,272,564 $10.14 $17.47 $12.92
  New England     640,880   317,144   958,024   100.00% 93.61% 97.88%  6,124,752   2,934,055   9,058,807  11.27   9.88  10.78
    Midwest       305,549   402,085   707,634   100.00% 84.96% 91.45%  2,409,051   4,625,442   7,034,493   7.88  13.54  10.87
  Mid-Atlantic  1,302,156   481,331 1,783,487    80.78% 79.60% 80.46%  4,501,700   3,043,593   7,545,293   5.55   7.94   6.32
                --------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,271,223 1,885,577 5,156,800    89.40% 84.17% 87.49%$22,427,876 $20,483,281 $42,911,157  $8.67 $12.91 $10.28
                --------------------------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
  Midwest (2)     225,943    98,171   324,114    75.61% 77.80% 76.28% $1,788,374    $814,941  $2,603,315 $10.47 $10.67 $10.53
 Mid-Atlantic(
      2,3)        641,532    56,387   697,919   100.00%100.00%100.00%  9,044,245   1,259,210  10,303,455  14.10  22.33  14.76
New York Region
       (4)        191,363   121,575   312,938   100.00% 89.97% 96.10%  1,939,927   3,489,056   5,428,983  10.14  31.90  18.05

                --------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   1,058,838   276,133 1,334,971    94.80% 87.69% 93.33%$12,772,546  $5,563,207 $18,335,753 $12.72 $22.97 $14.72
                ==============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  The Company has a 22% interest in AKR Fund I which owns these properties.

(3) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnships which, together, own the Crossroads Shopping Center.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004


                      Retail Properties by State - Summary
           ---------------------------------------------------------
                          (excludes jont venture owned
                            Kroger/Safeway Portfolio)


                                         -------------------------------------------------------------------------------

                                                                   Gross Leasable Area           Occupancy
                                                                   -----------------------------------------------------
         Wholly-Owned Properties         OwnershipPercentNumber of
                                                     of
-----------------------------------------
                                                   base  properties Anchors    Shops     Total    Anchors  Shops  Total
                                                   rent                (2)
                                                 %  (1)
                                         -------------------------------------------------------------------------------


  NEW YORK REGION
New Jersey                                    100%  20.4%        4   590,959   370,007   960,966    92.00% 81.42% 87.93%
New York                                      100%  19.4%        5   431,679   315,010   746,689    88.63% 83.87% 86.62%

  NEW ENGLAND REGION
Connecticut                                   100%   5.8%        2   178,799    44,213   223,012   100.00%100.00%100.00%
Massachusetts                                 100%   5.2%        2   276,989    71,526   348,515   100.00%100.00%100.00%
Rhode Island                                  100%   4.6%        1   113,092   172,692   285,784   100.00% 98.22% 98.92%
Vermont                                       100%   3.1%        1    72,000    28,713   100,713   100.00% 40.09% 82.92%

  MIDWEST REGION
Illinois                                      100%   2.4%        1    42,037    57,007    99,044   100.00% 97.88% 98.78%
Indiana                                       100%   5.3%        1   101,357   134,246   235,603   100.00% 98.20% 98.97%
Michigan                                      100%   3.7%        1   103,970   113,296   217,266   100.00% 76.87% 87.94%
Ohio                                          100%   3.1%        1    58,185    97,536   155,721   100.00% 68.57% 80.31%

  MID-ATLANTIC REGION
Pennsylvania                                  100%  15.6%       10 1,302,156   481,331 1,783,487    80.78% 79.60% 80.46%
                                                  ----------------------------------------------------------------------

                                                                   -----------------------------------------------------
     Total - Wholly-Owned Properties                88.6%       29 3,271,223 1,885,577 5,156,800    89.40% 84.17% 87.49%
                                                  ----------------------------------------------------------------------



                                                                   -----------------------------------------------------

      Joint Venture Properties (3)
-----------------------------------------
Ohio (4)                                       22%   1.2%        3   225,943    98,171   324,114    75.61% 77.80% 76.28%
Delaware (4,5)                                 22%   4.7%        2   641,532    56,387   697,919   100.00%100.00%100.00%
New York (6)                                   49%   5.5%        1   191,363   121,575   312,938   100.00% 89.97% 96.10%
                                                  -----------------

                                                                   -----------------------------------------------------
     Total Joint Venture Properties                 11.4%        6 1,058,838   276,133 1,334,971    94.80% 87.69% 93.33%
                                                  -----------------=====================================================

                                                   100.0%       35
                                                  =================

                                         --------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.


(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.

(4)  The Company has a 22% interest in AKR Fund I which owns these properties.


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                         March 31, 2004


                   Retail Properties by State - Summary
---------------------------------------------------------------------------
                (excludes jont venture owned Kroger/Safeway Portfolio)


                                                                --------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                 Annualized Base Rent              per Occupied Square
                                                                                                            Foot
                                                                --------------------------------------------------------
                    Wholly-Owned Properties
----------------------------------------------------------------
                                                                  Anchors      Shops      Total    Anchors Shops Totals
                                                                --------------------------------------------------------


  NEW YORK REGION
New Jersey                                                       $5,397,387 $4,498,919  $9,896,306  $9.93 $14.93 $11.71
New York                                                          3,994,986  5,381,272   9,376,258  10.44  20.37  14.50

  NEW ENGLAND REGION
Connecticut                                                       2,191,282    618,061   2,809,343  26.89  13.98  22.35
Massachusetts                                                     1,855,550    665,237   2,520,787   6.70   9.30   7.23
Rhode Island                                                        781,920  1,422,375   2,204,295   6.91   8.39   7.80
Vermont                                                           1,296,000    228,382   1,524,382  18.00  19.84  18.25

  MIDWEST REGION
Illinois                                                            170,000    981,299   1,151,299   4.04  17.59  11.77
Indiana                                                             912,635  1,669,778   2,582,413   9.00  12.67  11.07
Michigan                                                            794,849  1,011,519   1,806,368   7.64  11.61   9.45
Ohio                                                                531,567    962,846   1,494,413   9.14  14.40  11.95

  MID-ATLANTIC REGION
Pennsylvania                                                      4,501,700  3,043,593   7,545,293   5.55   7.94   6.32
                                                                --------------------------------------------------------

                                                                --------------------------------------------------------
                Total - Wholly-Owned Properties                  22,427,876 20,483,281  42,911,157   8.67  12.91  10.28
                                                                --------------------------------------------------------



                                                                --------------------------------------------------------

                  Joint Venture Properties (3)
----------------------------------------------------------------
Ohio (4)                                                         $1,788,374   $814,941  $2,603,315 $10.47 $10.67 $10.53
Delaware (4,5)                                                    9,044,245  1,259,210  10,303,455  14.10  22.33  14.76
New York (6)                                                      1,939,927  3,489,056   5,428,983  10.14  31.90  18.05

                                                                --------------------------------------------------------
                 Total Joint Venture Properties                 $12,772,546 $5,563,207 $18,335,753 $12.72 $22.97 $14.72
                                                                ========================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.

(4)  The Company has a 22% interest in AKR Fund I which owns these properties.

(5) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.







  QUARTERLY
 SUPPLEMENTAL
  DISCLOSURE
March 31, 2004

   Retail
 Properties -
    Detail
--------------


              ---------------------------------------------------------------------------------------------------------------------
                                                                                                                      Annualized
                                                                                                                        Base Rent
                    Gross Leasable Area                   Occupancy                Annualized Base Rent              per Occupied
                                                                                                                        Square
                                                                                                                          Foot
              ---------------------------------------------------------------------------------------------------------------------
                     Anchors  Shops      Total     Anchors  Shops  Total   Anchors      Shops       Total    Anchors Shops  Total
              ---------------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

  New York
    Region
--------------

New York
--------------
Soundview
 Marketplace        73,500   109,270     182,770   100.00% 86.20% 91.75% $1,158,850  $1,490,080  $2,648,930 $15.77 $15.82 $15.80
Village
 Commons
 Shopping
 Center             25,192    62,114      87,306   100.00% 94.98% 96.43%    428,213   1,602,898   2,031,111  17.00  27.17  24.13
Branch Plaza        63,000    62,640     125,640   100.00% 91.40% 95.71%    920,964   1,313,991   2,234,955  14.62  22.95  18.59
New Loudon
 Center            217,935    36,595     254,530    77.47% 69.40% 76.31%  1,153,824     427,893   1,581,717   6.83  16.85   8.14
Pacesetter
 Park Shopping
 Center             52,052    44,391      96,443   100.00% 63.92% 83.39%    333,135     546,410     879,545   6.40  19.26  10.94
              -------------------------------------------------------------------------------------------------------------------
 Total - New
     York          431,679   315,010     746,689    88.63% 83.87% 86.62%  3,994,986   5,381,272   9,376,258  10.44  20.37  14.50
              -------------------------------------------------------------------------------------------------------------------

New Jersey
--------------
Elmwood Park
 Shopping
 Center               62,610    86,475     149,085   100.00%100.00%100.00%  1,390,460   1,894,328   3,284,788  22.21  21.91  22.03
Marketplace of
 Absecon              58,031    47,220     105,251   100.00% 83.33% 92.52%    927,574     573,673   1,501,247  15.98  14.58  15.42
Berlin
 Shopping
 Center              127,850    60,905     188,755   100.00% 34.11% 78.74%    619,400     170,101     789,501   4.84   8.19   5.31
Ledgewood Mall       342,468   175,407     517,875    86.20% 88.18% 86.87%  2,459,953   1,860,817   4,320,770   8.33  12.03   9.60
              ---------------------------------------------------------------------------------------------------------------------
 Total - New
    Jersey           590,959   370,007     960,966    92.00% 81.42% 87.93%  5,397,387   4,498,919   9,896,306   9.93  14.93  11.71
              ---------------------------------------------------------------------------------------------------------------------

 Total - New
  York Region      1,022,638   685,017   1,707,655    90.58% 82.55% 87.36%  9,392,373   9,880,191  19,272,564  10.14  17.47  12.92
              ----------------------------------------------------------------------------------------------------------------------


 New England
--------------

Connecticut
--------------
Town Line
 Plaza( 1)         161,965    44,213     206,178   100.00%100.00%100.00%    937,000     618,061   1,555,061  14.49  13.98  14.28
239 Greenwich
 Avenue( 2)         16,834         -      16,834   100.00%     - 100.00%  1,254,282           -   1,254,282  74.51      -  74.51
              -------------------------------------------------------------------------------------------------------------------
   Total -
  Connecticut      178,799    44,213     223,012   100.00%100.00%100.00%  2,191,282     618,061   2,809,343  26.89  13.98  22.35
              -------------------------------------------------------------------------------------------------------------------

Massachusetts
--------------
Methuen
 Shopping
 Center            120,004    10,234     130,238   100.00%100.00%100.00%    736,464      92,308     828,772   6.14   9.02   6.36
Crescent Plaza     156,985    61,292     218,277   100.00%100.00%100.00%  1,119,086     572,929   1,692,015   7.13   9.35   7.75
              -------------------------------------------------------------------------------------------------------------------
   Total -
 Massachusetts     276,989    71,526     348,515   100.00%100.00%100.00%  1,855,550     665,237   2,520,787   6.70   9.30   7.23
              -------------------------------------------------------------------------------------------------------------------

Rhode Island
--------------
Walnut Hill
 Plaza             113,092   172,692     285,784   100.00% 98.22% 98.92%    781,920   1,422,375   2,204,295   6.91   8.39   7.80
              -------------------------------------------------------------------------------------------------------------------

Vermont
--------------
The Gateway
 Shopping
 Center             72,000    28,713     100,713   100.00% 40.09% 82.92%  1,296,000     228,382   1,524,382  18.00  19.84  18.25
              -------------------------------------------------------------------------------------------------------------------

 Total - New
   England
    Region         640,880   317,144     958,024   100.00% 93.61% 97.88%  6,124,752   2,934,055   9,058,807  11.27   9.88  10.78
              ----------------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.




WHOLLY-OWNED
 PROPERTIES
 (continued):

   Midwest
--------------

Illinois
--------------
Hobson West
 Plaza              42,037    57,007      99,044   100.00% 97.88% 98.78%   $170,000    $981,299  $1,151,299  $4.04 $17.59 $11.77

Indiana
--------------
Merrillville
 Plaza             101,357   134,246     235,603   100.00% 98.20% 98.97%    912,635   1,669,778   2,582,413   9.00  12.67  11.07

Michigan
--------------
Bloomfield
 Towne Square      103,970   113,296     217,266   100.00% 76.87% 87.94%    794,849   1,011,519   1,806,368   7.64  11.61   9.45

Ohio
--------------
Mad River
 Station (1)        58,185    97,536     155,721   100.00% 68.57% 80.31%    531,567     962,846   1,494,413   9.14  14.40  11.95
              -------------------------------------------------------------------------------------------------------------------

   Total -
   Midwest
    Region         305,549   402,085     707,634   100.00% 84.96% 91.45%  2,409,051   4,625,442   7,034,493   7.88  13.54  10.87
              ----------------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Pennsylvania
--------------
Abington Towne
 Center 2            184,616    31,749     216,365   100.00% 83.49% 97.58%    256,500     554,314     810,814   9.50  20.91  15.15
Blackman Plaza       104,956    16,385     121,341   100.00% 42.72% 92.27%    204,664      56,840     261,504   1.95   8.12   2.34
Bradford Towne
 Centre              146,499   110,440     256,939   100.00% 74.90% 89.21%    887,469     534,062   1,421,531   6.06   6.46   6.20
East End
 Center              176,200   132,158     308,358    28.38% 83.11% 51.84%    357,500     622,190     979,690   7.15   5.66   6.13
Greenridge
 Plaza               145,420    53,013     198,433    42.70% 97.11% 57.24%    279,405     464,041     743,446   4.50   9.01   6.55
Luzerne Street
 Shopping
 Center( 3)           54,618     3,370      57,988   100.00%     -  94.19%    272,150           -     272,150   4.98      -   4.98
Mark Plaza           157,595    56,441     214,036   100.00% 67.02% 91.30%    652,095     297,032     949,127   4.14   7.85   4.86
Pittston Plaza        67,568    11,926      79,494   100.00% 87.39% 98.11%    496,446     103,282     599,728   7.35   9.91   7.69
Plaza 422            145,026    10,000     155,026    71.88% 30.00% 69.18%    407,520      36,500     444,020   3.91  12.17   4.14
Route 6 Plaza        119,658    55,849     175,507   100.00% 97.27% 99.13%    687,951     375,332   1,063,283   5.75   6.91   6.11
              ---------------------------------------------------------------------------------------------------------------------
   Total -
 Pennsylvania      1,302,156   481,331   1,783,487    80.78% 79.60% 80.46%  4,501,700   3,043,593   7,545,293   5.55   7.94   6.32
              ---------------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic
    Region         1,302,156   481,331   1,783,487    80.78% 79.60% 80.46%  4,501,700   3,043,593   7,545,293   5.03   7.94   6.32
              ---------------------------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------------------------

TOTAL WHOLLY-
    OWNED
  PROPERTIES       3,271,223 1,885,577   5,156,800    89.40% 84.17% 87.49%$22,427,876 $20,483,281 $42,911,157  $8.40 $12.91 $10.28




General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  The GLA for this property includes 28,205 square feet of office space.

(2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) The Price Chopper supermarket which leases 40,618 square feet is not operating in the space, but remains obligated under the lease and continues to pay rent through April 30, 2004.



JOINT VENTURE
 PROPERTIES:
 (1)

   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace
 (2)                76,737     3,200      79,937   100.00%100.00%100.00%   $765,711     $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre (2)         90,047    41,496     131,543    38.81% 62.80% 46.38%    402,085     283,693     685,778  11.51  10.89  11.24
Sheffield
 Crossing (2)       59,159    53,475     112,634   100.00% 88.11% 94.36%    620,578     497,852   1,118,430  10.49  10.57  10.52
              -------------------------------------------------------------------------------------------------------------------

   Total -
   Midwest
    Region         225,943    98,171     324,114    75.61% 77.80% 76.28%  1,788,374     814,941   2,603,315  10.47  10.67  10.53
              -------------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (2,3)             610,157         -     610,157   100.00%     - 100.00%  8,678,533           -   8,678,533  14.22      -  14.22
Market Square
 Shopping
 Center (2)         31,375    56,387      87,762   100.00%100.00%100.00%    365,712   1,259,210   1,624,922  11.66  22.33  18.52
              -------------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic        641,532    56,387     697,919   100.00%100.00%100.00%  9,044,245   1,259,210  10,303,455  14.10  22.33  14.76
              -------------------------------------------------------------------------------------------------------------------

  New York
    Region
--------------

New York
--------------
Crossroads
 Shopping
 Center( 4)        191,363   121,575     312,938   100.00% 89.97% 96.10%  1,939,927   3,489,056   5,428,983  10.14  31.90  18.05



Total - Joint
 Venture
 Properties        1,058,838   276,133   1,334,971    94.80% 87.69% 93.33%$12,772,546  $5,563,207 $18,335,753 $12.72 $22.97 $14.72
              ====================================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  In January of 2003, the Acadia Strategic Opportunity Fund ("ASOF") acquired
     approximately   2  million   additional   square   feet  in  two   separate
     transactions. Approximately 1 million square feet relates to a portfolio of
     25 supermarket  triple-net leases which is not reflected above. See Section
     III of this supplement for additional detail on this portfolio.

(2)  The Company has a 22% interest in AKR Fund I which owns the property.

(3)  Does not include  approximately  240,000  square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.




                                QUARTERLY SUPPLEMENTAL DISCLOSURE
                                     March 31, 2004

                                                                                                       -------- --------

                                                                                                        Year    3 months
                                                                                                         ended    ended
                                          Leasing Production                                     Notes: March    March
                                                                                                         31,      31,
                                                                                                         2004     2004
     --------------------------------------------------------------------------------------------      -------- --------


     New leases                                                                                     (1)
     Number of new leases commencing                                                                         7        7
     GLA                                                                                                18,982   18,982
     New base rent                                                                                      $14.85   $14.85
     Previous base rent (and percentage rent)                                                           $15.34   $15.34
     Percentage growth in base rent                                                                       -3.2%    -3.2%
     Average cost per square foot                                                                        $5.04    $5.04

     Renewal leases
     Number of renewal leases commencing                                                                    13       13
     GLA                                                                                                82,402   82,402
     Renewal percentage                                                                                 #DIV/0!      76%
     New base rent                                                                                      $10.66   $10.66
     Expiring base rent (and percentage rent)                                                           $10.32   $10.32
     Percentage growth in base rent                                                                        3.3%     3.3%
     Average cost per square foot                                                                        $0.00    $0.00

     Total new and renewal Leases
     Number of new and renewal leases commencing                                                            20       20
     GLA                                                                                               101,384  101,384
     New base rent                                                                                      $11.44   $11.44
     Expiring base rent (and percentage rent)                                                           $11.26   $11.26
     Percentage growth in base rent                                                                 (2)    1.6%     1.6%
     Average cost per square foot                                                                        $0.94    $0.94

                                                                                                       -------- --------



(1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

(2) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.

                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                 March 31, 2004


                         Top Tenants - Ranked
                         by Annualized Base Rent
                         -----------------------

                         (Combined basis - Includes pro-rata share of
                                GLA and rent for JV properties)

                                         Wholly-Owned       Acadia
                                                           Strategic
                                                           Opportunity
                                                              Fund
                                                      100%         22%
                                    ----------------------------------

                          Number of
             Retail       stores in   Total   Annualized     Total
                                                  Base
Ranking      Tenant       combined     GLA      Rent (1)      GLA
                          portfolio
----------------------------------------------------------------------

       Shaw's
     1  (Albertsons)              3   174,617  $2,336,880           -
     2 Kmart                      6   520,221   1,870,484
     3 T.J. Maxx                  9   249,258   1,869,898       6,972
       Ahold (Giant, Stop
     4  & Shop)                   3   178,807   1,549,540           -
     5 Wal-Mart                   2   210,114   1,515,409           -
     6 Price Chopper( 4)          3   168,068   1,295,727           -
     7 A&P/ Waldbaum's            2    63,000     920,964           -
     8 Eckerd Drug( 5)            8    89,620   1,054,296           -
     9 Home Depot                 2   211,003   1,009,646           -
    10 Pathmark                   1    47,773     955,460           -
       Restoration
    11  Hardware                  1    12,293     929,600           -
    12 Acme (Albertson's)         2    76,864     918,664           -
       Redner's
    13  Supermarket               2   111,739     863,432           -
    14 Safeway (6)               13         -           -     103,834
    15 Kroger( 7)                12         -           -     122,388
    16 Macy's                     1    73,349     610,745           -
    17 Clearview Cinema           1    25,400     596,250           -
    18 JC Penney                  2    72,580     591,747           -
    19 Walgreen's                 2    23,904     589,088           -
    20 KB Toys                    5    41,025     583,900           -
                         ---------------------------------------------

             Total               80 2,349,635 $20,061,730     233,194
                         =============================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(3) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(4) The tenant is currently not operating the store at the Luzerne Street Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(5) Subsidiary of JC Penney. The store at the Berlin Shopping Center has ceased operating but continues to pay annual rent of $29,129 pursuant to the lease which expires November 30, 2004. The Route 6 Plaza location has been sublet to Advance Auto and expires 2011.

(6) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(7) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.







        QUARTERLY
        SUPPLEMENTAL
         DISCLOSURE
       March 31, 2004





                       Acadia       Crossroads                          Percentage of Total
                      Strategic   Shopping Center
                      Opportunity
                         Fund
                                                         Combined         Represented by
                              22%              49%                         Retail Tenant
                     ----------------------------------------------------------------------
                                                                                                     Average
                                                                                                      Gross
           Retail    Annualized   Total Annualized  Total   Annualized    Total  AnnualizedAverage  Occupancy
                         Base              Base                 Base                Base
Ranking    Tenant      Rent (1)    GLA   Rent (1)    GLA      Rent (1)  Portfolio Rent (2) Sales    Cost (3)
                                                                         GLA( 2)            (per
                                                                                             sq.
                                                                                             ft.)
--------------------------------------------------------------------------------------------------  ---------

       Shaw's                                                                                      *
     1  (Albertsons)          $-      -        $-   174,617  $2,336,880      3.0%      4.7%  $474        2.6%
     2 Kmart                     49,355   277,463   569,576   2,147,947      9.9%      4.3%   193        3.7%
     3 T.J. Maxx          81,261      -         -   256,230   1,951,159      4.4%      3.9%   277  *     5.8%
       Ahold (Giant,
     4  Stop & Shop)           -      -         -   178,807   1,549,540      3.1%      3.1%   333        3.3%
     5 Wal-Mart                -      -         -   210,114   1,515,409      3.6%      3.0%   329  *     3.2%
       Price Chopper(
     6  4)                     -      -         -   168,068   1,295,727      2.9%      2.6%   504        2.1%
       A&P/                                                                                        *
     7  Waldbaum's             - 18,722   246,960    81,722   1,167,924      1.4%      2.3%   362        5.6%
       Eckerd Drug(                                                                                *
     8  5)                     -      -         -    89,620   1,054,296      1.6%      2.1%   431        4.0%
     9 Home Depot              -      -         -   211,003   1,009,646      3.7%      2.0%     -          -
    10 Pathmark                -      -         -    47,773     955,460      0.8%      1.9%     -          -
       Restoration
    11  Hardware               -      -         -    12,293     929,600      0.2%      1.9%   242       33.6%
       Acme
    12  (Albertson's)          -      -         -    76,864     918,664      1.3%      1.8%   370        4.4%
       Redner's
    13  Supermarket            -      -         -   111,739     863,432      1.9%      1.7%   249        4.3%
    14 Safeway (6)       776,873      -         -   103,834     776,873      1.8%      1.6%     -          -
    15 Kroger( 7)        775,569      -         -   122,388     775,569      2.1%      1.6%     -          -
    16 Macy's                  -      -         -    73,349     610,745      1.3%      1.2%   208        6.0%
       Clearview
    17  Cinema                 -      -         -    25,400     596,250      0.4%      1.2%     -          -
    18 JC Penney               -      -         -    72,580     591,747      1.3%      1.2%   163        6.6%
    19 Walgreen's              -      -         -    23,904     589,088      0.4%      1.2%   333        8.1%
    20 KB Toys                 -      -         -    41,025     583,900      0.7%      1.2%   206        9.2%
                     ----------------------------------------------------------------------

           Total      $1,633,703 68,077  $524,423 2,650,906 $22,219,856     46.0%     44.4%
                     ======================================================================

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.

(3) Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.

(4)  The tenant is  currently  not  operating  the store at the  Luzerne  Street
     Shopping Center. They are obligated, and continue, to pay annual minimum rent of $177,650 until the lease expires in April 30, 2004.

(5) Subsidiary of JC Penney. The store at the Berlin Shopping Center has ceased operating but continues to pay annual rent of $29,129 pursuant to the lease which expires November 30, 2004. The Route 6 Plaza location has been sublet to Advance Auto and expires 2011.

(6)  Safeway has  sub-leased 7 of these  locations  to  supermarket  tenants,  1 location to a non-  supermarket  tenant and ceased  operations at one other location.  Safeway is  obligated  to pay rent  through the full term of all these leases which expire in 2009.

(7)  Kroger has  sub-leased  4 of these  locations  to  supermarket  tenants,  2 locations to a non- supermarket  tenant and ceased  operations at one other location.  Kroger is  obligated  to pay rent  through  the full term of all these leases which expire in 2009.



                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                              March 31, 2004

                               Anchor Detail
       -------------------------------------------------------------
               (excludes jont venture owned Kroger/Safeway
                Portfolio)
------------------------------------------------------------------------------------------------------------------------
                                                                                         Annual  Annual
                           Property/Tenant Name                      Square    Lease      Base    Base
                             (Type of Center)                       Footage Expiration    Rent    Rent  Options/Required
                                                                                                   PSF       Notice
------------------------------------------------------------------------------------------------------------------------
       THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
       (The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
--------------------------------------------------------------------

New York Region
--------------------------------------------------------------------

 New York
 -------------------------------------------------------------------
      Soundview Marketplace, Port Washington
       King Kullen                                                                                      (7) 5 Year (12
                                                                     48,100  9/26/2007  $562,600 $11.70  Months)
       Clearview Cinema                                                                                 (4) 5 Year (12
                                                                     25,400  5/31/2010   596,250  23.47  Months)
                                                                    --------           -----------------
                              Property total                         73,500            1,158,850  15.77
                                                                    --------           -----------------

      Smithtown Shopping Center, Smithtown
       Daffy's                                                                                          (4) 5 Year (12
                                                                     16,125   1/7/2008   274,125  17.00  Months)
       Walgreens                                                      9,067 12/31/2021   154,088  16.99               -
                                                                    --------           -----------------
                              Property total                         25,192              428,213  17.00
                                                                    --------           -----------------

      The Branch Shopping Center, Smithtown
       Waldbaum's (A&P)                                                                                 (1) 10 Year &
                                                                     63,000 11/30/2013   920,964  14.62  (1) 5 Year
                                                                    --------           -----------------
       Property Total:                                               63,000              920,964  14.62
                                                                    --------           -----------------

      New Loudon Center, Latham
       Bon Ton                                                                                          (4) 5 Year (12
                                                                     65,365   2/1/2014   261,460   4.00  Months)
       Marshalls (TJX)                                                                                  (3) 5 Year (12
                                                                     26,015  1/31/2004   131,787   5.07  Months)
       Price Chopper                                                                                    (4) 5 Year (12
                                                                     77,450  5/31/2015   760,577   9.82  Months)
                                                                    --------           -----------------
                              Property total                        168,830            1,153,824   6.83
                                                                    --------           -----------------

      Pacesetter Park Shopping Center, Pomona
       Stop & Shop (Ahold)                                           52,052  8/31/2020   333,135   6.40 (2) 10 Year
                                                                    --------           -----------------
                              Property total                         52,052              333,135   6.40
                                                                    --------           -----------------

 New Jersey
 -------------------------------------------------------------------
      Elmwood Park Shopping Center, Elmwood Park
       Walgreens                                                                                        (8) 5 Year (12
                                                                     14,837  5/31/2022   435,000  29.32  Months)
       Pathmark                                                                                         (7) 5 Year (12
                                                                     47,773 11/30/2017   955,460  20.00  Months)
                                                                    --------           -----------------
                              Property total                         62,610            1,390,460  22.21
                                                                    --------           -----------------

      Marketplace of Absecon, Absecon
       Eckerd Drug (JC Penney)                                                                          (4) 5 Year (6
                                                                     13,207  8/30/2020   329,310  24.93  Months)
       Acme Markets (Albertson)                                                                         (8) 5 Year (12
                                                                     44,824  4/30/2015   598,264  13.35  Months)
                                                                    --------           -----------------
                              Property total                         58,031              927,574  15.98
                                                                    --------           -----------------

      Berlin Shopping Center, Berlin
       Acme Markets (Albertson)                                                                         (2) 5 Year (6
                                                                     32,040  4/30/2005   320,400  10.00  Months)
       Kmart                                                                                            (4) 5 Year (6
                                                                     95,810 11/30/2004   299,000   3.12  Months)
                                                                    --------           -----------------
                              Property total                        127,850              619,400   4.84
                                                                    --------           -----------------

      Ledgewood Mall, Ledgewood
       Circuit City                                                                                     (4) 5 Year (6
                                                                     33,294  1/31/2020   466,116  14.00  Months)
       Marshalls (TJX)                                                                                  (4) 5 Year (6
                                                                     27,228  1/31/2007   326,736  12.00  Months)
       The Sports Authority                                                                             (6) 5 Year (15
                                                                     52,205  5/31/2007   225,000   4.31  Months)
       Macy's Department Store (Federated) (1)                                                          (4) 5 Year (6
                                                                     61,900  1/31/2005   553,500   8.94  Months)
       Wal*Mart                                                                                         (6) 5 Year (6
                                                                    120,570  3/31/2019   888,601   7.37  Months)
                                                                    --------           -----------------
                              Property total                        295,197            2,459,953   8.33
                                                                    --------           -----------------

                          Total: New York Region                    926,262            9,392,373  10.14
                                                                    --------           -----------------



(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.



Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------------------------------

New England
---------------------------------------------------------------------------

 Connecticut
 --------------------------------------------------------------------------
       Town Line Plaza, Rocky Hill
         Wal*Mart( 1)                                                                                         REA
                                                                            97,300          -        $-    $-  Agreement
         Super Stop & Shop (Ahold)                                                                            (7) 5 Year
                                                                                                               (6
                                                                            64,665 11/30/2023   937,000 14.49  Months)
                                                                           --------           ----------------
                                   Property total                          161,965              937,000 14.49
                                                                           --------           ----------------

       239 Greenwich Ave., Greenwich
         Chico's Fashion                                                                                      (2) 5
                                                                             4,541  1/31/2010   324,682 71.50  Years
         Restoration Hardware                                                                                 (2) 5
                                                                                                               Years (6
                                                                            12,293  4/30/2015   929,600 75.62  Months)
                                                                           --------           ----------------
                                   Property total                           16,834            1,254,282 74.51
                                                                           --------           ----------------

 Massachusetts
 --------------------------------------------------------------------------
       Methuen Shopping Center, Methuen
         Demoulas Super Markets                                             30,460  1/31/2005   109,656  3.60 (2) 5 Year
         Wal*Mart                                                                                             (8) 5 Year
                                                                                                               (6
                                                                            89,544 10/23/2011   626,808  7.00  Months)
                                                                           --------           ----------------
                                   Property total                          120,004              736,464  6.14
                                                                           --------           ----------------

       Crescent Plaza, Brockton
         Home Depot                                                                                           (7) 5 Year
                                                                           106,760 10/31/2021   602,126  5.64  (1 Year)
         Shaw's  (Albertsons)                                                                                 (6) 5 Year
                                                                                                               (6
                                                                            50,225 12/31/2012   516,960 10.29  Months)
                                                                           --------           ----------------
                                   Property total                          156,985            1,119,086  7.13
                                                                           --------           ----------------

 Rhode Island
 --------------------------------------------------------------------------
       Walnut Hill Plaza, Woonsocket
         Sears                                                                                                (5) 5 Year
                                                                                                               (12
                                                                            60,700  8/31/2008   258,000  4.25  Months)
         Shaw's  (Albertsons)                                                                                 (6) 5 Year
                                                                                                               (9
                                                                            52,392 12/31/2013   523,920 10.00  Months)
                                                                           --------           ----------------
                                   Property total                          113,092              781,920  6.91
                                                                           --------           ----------------

 Vermont
 --------
       Gateway Shopping Center
         Shaw's (Albertsons)                                                                                  (1) 10
                                                                                                               Yr., (3)
                                                                                                               5 Yr. &
                                                                            72,000  3/31/2024 1,296,000 18.00  (1) 4 Yr.
                                                                           --------           ----------------
                                   Property total                           72,000            1,296,000 18.00
                                                                           --------           ----------------

                                Total : New England                        640,880            6,124,752 11.27
                                                                           --------           ----------------
Midwest
-------

 Illinois
 --------
       Hobson West Plaza, Naperville
         Bobak's Market and Restaurant                                                                        (5) 5 Year
                                                                                                               (6
                                                                            42,037 11/30/2007   170,000  4.04  Months)
                                                                           --------           ----------------
                                   Property total                           42,037              170,000  4.04
                                                                           --------           ----------------
 Indiana
 --------
       Merrillville Plaza, Merrillville
         JC Penney                                                                                            (2) 5 Year
                                                                                                               (12
                                                                            50,000  1/31/2008   495,000  9.90  Months)
         OfficeMax                                                                                            (4) 5 Year
                                                                                                               (6
                                                                            26,157  7/31/2008   222,335  8.50  Months)
         TJ Maxx (TJX)                                                                                        (1) 5 Year
                                                                                                               (6
                                                                            25,200  1/31/2009   195,300  7.75  Months)
                                                                           --------           ----------------
                                   Property total                          101,357              912,635  9.00
                                                                           --------           ----------------

 Michigan
 --------------------------------------------------------------------------
       Bloomfield Town Square, Bloomfield Hills
         HomeGoods (TJX)                                                    39,646  5/31/2010   307,257  7.75 (3) 5 Year
         Marshalls (TJX)                                                                                      (3) 5 Year
                                                                                                               (6
                                                                            28,324  9/30/2011   226,592  8.00  Months)
         TJ Maxx (TJX)                                                                                        (1) 5 Year
                                                                                                               (6
                                                                            36,000  1/31/2009   261,000  7.25  Months)
                                                                           --------           ----------------
                                   Property total                          103,970              794,849  7.64
                                                                           --------           ----------------

 Ohio
 --------
       Mad River Station, Dayton
         Babies 'R' Us                                                      33,147  2/28/2005   243,630  7.35 (3) 5 Year
         Office Depot                                                                                         (1) 5 Year
                                                                                                               (6
                                                                            25,038  8/31/2005   287,937 11.50  Months)
                                                                           --------           ----------------
                                   Property total                           58,185              531,567  9.14
                                                                           --------           ----------------

                                   Total: Midwest                          305,549            2,409,051  7.88
                                                                           --------           ----------------

(1) This space is contiguous to the Company's property and is not owned by the Company.


Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------------------------

Mid-
 Atlantic
---------

 Pennsylvania
 --------------------------------------------------------------------
  Abington Town Center, Abington
         TJ Maxx (TJX)                                                                                      (2) 5 Year
                                                                        27,000 11/30/2010    $256,500 $9.50  (6 Months)
         Target( 1)                                                                                         Condominium
                                                                       157,616          -           -     -  Agreement
                                                                     ----------           ------------------
                                Property total                         184,616                256,500  9.50
                                                                     ----------           ------------------

  Blackman Plaza, Wilkes-Barre
         Kmart                                                                                              (8) 5 Year
                                                                       104,956 10/31/2009     204,664  1.95  (12 Months)
                                                                     ----------           ------------------
                                Property total                         104,956                204,664  1.95
                                                                     ----------           ------------------

  Bradford Towne Centre, Towanda
         Kmart                                                                                              (10) 5 Year
                                                                        94,841  3/31/2019     474,205  5.00  (6 Months)
         P & C Foods (Penn Traffic)                                                                         (2) 5 Year
                                                                        51,658  9/30/2014     413,264  8.00  (6 Months)
                                                                     ----------           ------------------
                                Property total                         146,499                887,469  6.06
                                                                     ----------           ------------------

  East End Center, Wilkes-Barre
         Price Chopper                                                                                      (4) 5 Year
                                                                        50,000  4/30/2008     357,500  7.15  (6 Months)
                                                                     ----------           ------------------
                                Property total                          50,000                357,500  7.15
                                                                     ----------           ------------------

  Greenridge Plaza, Scranton
         Giant Food Stores (Ahold)                                                                          (6) 5 Year
                                                                        62,090  4/30/2021     279,405  4.50  (Auto)
                                                                     ----------           ------------------
                                Property total                          62,090                279,405  4.50
                                                                     ----------           ------------------

  Luzerne Street Shopping Center, Scranton
         Eckerd Drug (JC Penney)                                                                            (2) 5 Year
                                                                        14,000  4/30/2009      94,500  6.75  (6 Months)
         Price Chopper( 2)                                                                                  (4) 5 Year
                                                                        40,618  4/30/2004     177,650  4.37  (12 Months)
                                                                     ----------           ------------------
                                Property total                          54,618                272,150  4.98
                                                                     ----------           ------------------

  Mark Plaza, Edwardsville
         Kmart                                                                                              (9) 5 Year
                                                                       104,956 10/31/2009     204,664  1.95  (12 Months)
         Redner's Market                                                                                    (2) 5 Year
                                                                        52,639  5/31/2018     447,432  8.50  (6 Months)
                                                                     ----------           ------------------
                                Property total                         157,595                652,096  4.14
                                                                     ----------           ------------------

  Pittston Plaza, Pittston
         Eckerd Drugs                                                                                       (2) 5 Year
                                                                         8,468  6/30/2006      80,446  9.50  (6 Months)
         Redner's Market                                                59,100 12/31/2018     416,000  7.04 (2) 5 Year
                                                                     ----------           ------------------
                                Property total                          67,568                496,446  7.35
                                                                     ----------           ------------------

  Plaza 422, Lebanon
         Home Depot                                                                                         (6) 5 Year
                                                                       104,243 12/31/2028     407,520  3.91  (12 Months)
                                                                     ----------           ------------------
                                Property total                         104,243                407,520  3.91
                                                                     ----------           ------------------

  Route 6 Mall, Honesdale
         Kmart                                                                                              (10) 5 Year
                                                                       119,658  4/30/2020     687,950  5.75  (Automatic)
                                                                     ----------           ------------------
                                Property total                         119,658                687,950  5.75
                                                                     ----------           ------------------

                             Total : Mid-Atlantic                    1,051,843              4,501,700  5.03
                                                                     ----------           ------------------




Total: Retail Anchor Properties - Wholly Owned Properties            2,924,534            $22,427,876 $8.40
                                                                     ==========           ==================


(1) Target owns the portion of the main building (157,616 square feet) that their store is located in.

(2) This tenant has ceased operations at this location, however continues to pay rent pursuant to the lease. The Company anticipates that this tenant will not exercise its renewal option.


Joint Venture Properties
--------------------------------------------------------------------

New York Region
--------------------------------------------------------------------

   New York
   -----------------------------------------------------------------
      Crossroads Shopping Center, White Plains
          Kmart                                                             100,725     1/31/2012           $566,250
          Waldbaum's (A&P)                                                   38,208    12/31/2007            504,000
          B. Dalton (Barnes & Noble)                                         12,430     5/28/2012            345,927
          Pay Half                                                           15,000     1/31/2018            330,000
          Modell's                                                           25,000     2/28/2009            193,750
                                                                    ----------------              -------------------
                                Property total                              191,363                        1,939,927
                                                                    ----------------              -------------------

                           Total  : New York Region                         191,363                        1,939,927
                                                                    ----------------              -------------------

Mid-Atlantic Region
--------------------------------------------------------------------

   Delaware
   -----------------------------------------------------------------
      Brandywine Town Center
          Annie Sez (Big M)                                                  13,324     1/31/2007            266,500
          Kay-Bee Toys (2)                                                   20,138     7/31/2012            382,622
          Michaels                                                           24,876     2/28/2011            547,272
          Old Navy (The Gap)                                                 24,631     4/30/2011            541,872
          Petsmart                                                           23,963     6/30/2017            455,297
          Thomasville Furniture                                              18,893    11/30/2011            484,947
          Bed, Bath & Beyond                                                 50,977     1/31/2014            868,426
          Dick's Sporting Goods                                              50,000     5/31/2013            700,000
          Lowe's Home Centers                                               140,000     8/31/2018          1,925,000
          Regal Cinemas                                                      65,641      6/1/2017            821,825
          Transunion Settlement                                              39,714     3/31/2013            884,771
          Target                                                            138,000     1/31/2018            800,000
                                                                    ----------------              -------------------
                                Property total                              610,157                        8,678,532
                                                                    ----------------              -------------------

      Market Square Shopping Center
          TJ Maxx (TJX)                                                      31,375     1/31/2006            365,713
                                                                    ----------------              -------------------

                         Total  : Mid-Atlantic Region                       641,532                        9,044,245
                                                                    ----------------              -------------------

Midwest Region
--------------------------------------------------------------------

   Ohio
   -------
      Amherst Marketplace
          Giant Eagle                                                        66,237      9/3/2021            630,576
          Giant Eagle( 1)                                                    10,500     3/31/2012            135,135
                                                                    ----------------              -------------------
                                Property total                               76,737                          765,711
                                                                    ----------------              -------------------

      Granville Centre
          California Fitness                                                 34,951     1/31/2017            402,085
                                                                    ----------------              -------------------
                                Property total                               34,951                          402,085
                                                                    ----------------              -------------------

      Sheffield Crossing
          Giant Eagle                                                        59,159     5/31/2022            620,578
                                                                    ----------------              -------------------
                                Property total                               59,159                          620,578
                                                                    ----------------              -------------------


                                Total: Midwest                              170,847                        1,788,374
                                                                    ----------------              -------------------

                       Total: Joint Venture Properties                    1,003,742                      $12,772,546
                                                                    ================              ===================


(1) This lease has been assumed by Giant Eagle which is in the process of expanding their store.

(2)  Kay-Bee Toys rejected this lease subsequent to March 31, 2004.



QUARTERLY SUPPLEMENTAL DISCLOSURE
                         March 31, 2004

         Anchor Lease Expirations - Next 3 Years
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                            Gross Leased Area  Annualized Base
                                                                                                      Rent
                                                                            ----------------- -------------------
                                                                                     Percent             Percent Average
                                                                             Square     of                  of     per
                             Center                                Anchor    footage   all      Amount     all   Sq. Ft.
                                                                                      anchors             anchors
------------------------------------------------------------------------------------------------------------------------


                                                           2004
Luzerne Street Shopping Center                                  Price
                                                                 Chopper( 1)  40,618    1.52%   $177,650    0.79%  4.37
Berlin Shopping Center                                          K-Mart        95,810    3.59%    299,000    1.34%  3.12
                                                                            ----------------- --------------------------

                           Total 2004                                        136,428    5.11%    476,650    2.13%  3.49
                                                                            ----------------- --------------------------


                                                           2005
Methuen Shopping Center                                         Demoulas
                                                                 Supermarket  30,460    1.14%    109,656    0.49%  3.60
Ledgewood Mall                                                  Macy's (2)    61,900    2.32%    553,500    2.47%  8.94
Mad River Shopping Center                                       Babies 'R'
                                                                 Us           33,147    1.24%    243,630    1.09%  7.35
Berlin Shopping Center                                          Acme Markets  32,040    1.20%    320,400    1.43% 10.00
Mad River Shopping Center                                       Office Depot  25,038    0.94%    287,937    1.28% 11.50
                                                                            ----------------- --------------------------

                           Total 2005                                        182,585    6.84%  1,515,123    6.76%  8.30
                                                                            ----------------- --------------------------

                                                           2006
Pittston Plaza                                                  Eckerd Drug    8,468    0.32%     80,446    0.36%  9.50
                                                                            ----------------- --------------------------

                      Total - Next 3 Years                                  $327,481   12.27% $2,072,219    9.25% $6.33
                                                                            ================= ==========================



(1) This tenant has ceased operations at this location. The Company anticipates that this tenant will not exercise its renewal option.

(2) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.


           QUARTERLY SUPPLEMENTAL DISCLOSURE
              March 31, 2004

                                      Lease
                                       Expirations
           ---------------------------------------


                                ------------------------------------------------------------------------------------------
                                                      Gross Leased Area                 Annualized Base Rent
                                                  -------------------------           -------------------------
                                    Number of                     Percent                             Percent    Average
                                      Leases          Square        of                                  of         per
                                     Expiring        Footage       Total                  Amount       Total     Sq. Ft.
                                ------------------------------------------------------------------------------------------

Wholly-Owned Propeties
    Anchor Tenant Expirations

                           2004                 2       136,428       5.11%                 476,650       2.13%      3.49
                           2005                 5       182,585       6.84%               1,515,123       6.76%      8.30
                           2006                 1         8,468       0.32%                  80,446       0.36%      9.50
                           2007                 4       169,570       6.35%               1,284,336       5.73%      7.57
                           2008                 5       202,982       7.60%               1,606,960       7.17%      7.92
                           2009                 5       285,112      10.68%                 960,128       4.28%      3.37
                           2010                 4        96,587       3.62%               1,484,688       6.62%     15.37
                           2011                 2       117,868       4.42%                 853,400       3.81%      7.24
                           2012                 1        50,225       1.88%                 516,960       2.30%     10.29
                           2013                 2       115,392       4.32%               1,444,884       6.44%     12.52
                           2014                 3       143,038       5.36%                 806,511       3.60%      5.64
                           2015                 3       134,567       5.04%               2,288,441      10.17%     17.01
                           2017                 2        47,773       1.79%                 955,460       4.26%     20.00
                           2018                 2       111,739       4.19%                 863,432       3.85%      7.73
                           2019                 2       215,411       8.07%               1,362,806       6.08%      6.33
                           2020                 4       218,211       8.17%               1,816,512       8.10%      8.32
                           2021                 3       177,917       6.66%               1,035,619       4.62%      5.82
                           2022                 1        14,837       0.56%                 435,000       1.94%     29.32
                           2023                 1        64,665       2.42%                 937,000       4.18%     14.49
                           2024                 1        72,000       2.70%               1,296,000       5.78%     18.00
                           2028                 1       104,243       3.90%                 407,520       1.82%      3.91

                                -------------------------------------------           ------------------------------------
        Total Occupied                         54     2,669,618     100.00%             $22,427,876     100.00%     $8.40

        --------------------------------------------------------

        Anchor GLA Owned by Tenants                     254,916
        Total Vacant                                    346,689
                                                  --------------

        Total Square Feet                             3,271,223
                                                  ==============


   QUARTERLY SUPPLEMENTAL DISCLOSURE
             March 31, 2004

           Lease Expirations
           -----------------

                        Gross Leased Area           Annualized Base Rent
                        -----------------           --------------------
                  Number of          Percent                 Percent Average
                   Leases    Square    of                      of      per
                  Expiring   Footage  Total          Amount   Total   Sq. Ft.
             -----------------------------------------------------------------
Wholly-Owned
 Propeties
 Shop Tenant
 Expirations
    Month to Month  12       26,451    1.67%      $   343,844   1.68%  $13.00
        2004        34      114,388    7.21%        1,298,984   6.34%   11.36
        2005        49      254,289   16.02%        2,900,368  14.16%   11.41
        2006        54      191,555   12.07%        2,347,309  11.46%   12.25
        2007        54      237,689   14.98%        3,082,754  15.06%   12.97
        2008        55      226,388   14.26%        3,173,670  15.49%   14.02
        2009        43      209,012   13.17%        2,885,782  14.09%   13.81
        2010        16      116,612    7.35%          979,258   4.78%    8.40
        2011        16       77,149    4.86%        1,268,496   6.19%   16.44
        2012         6       19,429    1.22%          419,841   2.05%   21.61
        2013        13       43,917    2.77%          868,843   4.24%   19.78
        2014         4       34,418    2.17%          255,584   1.25%    7.43
        2015         2       15,616    0.98%          290,532   1.42%   18.60
        2020         2       17,945    1.13%          326,120   1.59%   18.17
        2022         1        2,205    0.14%           41,895   0.20%   19.00
             ------------------------------       ---------------------------
  Total
   Occupied        361    1,587,063  100.00%      $20,483,280 100.00%  $12.91

  Total
   Vacant                   298,514
                         ----------
  Total Square
   Feet                   1,885,577
                         ==========

Wholly-Owned
 Propeties
 Total Tenant
  Expirations
   Month to Month   12       26,451    0.62%      $   343,844   0.80%  $13.00
        2004        36      250,816    5.89%        1,775,634   4.14%    7.08
        2005        54      436,874   10.26%        4,415,491  10.29%   10.11
        2006        55      200,023    4.70%        2,427,755   5.66%   12.14
        2007        58      407,259    9.57%        4,367,090  10.18%   10.72
        2008        60      429,370   10.08%        4,780,630  11.15%   11.13
        2009        48      494,124   11.61%        3,845,910   8.96%    7.78
        2010        20      213,199    5.01%        2,463,946   5.74%   11.56
        2011        18      195,017    4.58%        2,121,896   4.94%   10.88
        2012         7       69,654    1.64%          936,801   2.18%   13.45
        2013        15      159,309    3.74%        2,313,727   5.39%   14.52
        2014         7      177,456    4.17%        1,062,095   2.48%    5.99
        2015         5      150,183    3.53%        2,578,973   6.01%   17.17
        2017         2       47,773    1.12%          955,460   2.23%   20.00
        2018         2      111,739    2.63%          863,432   2.01%    7.73
        2019         2      215,411    5.06%        1,362,806   3.18%    6.33
        2020         6      236,156    5.55%        2,142,632   4.99%    9.07
        2021         3      177,917    4.18%        1,035,619   2.41%    5.82
        2022         2       17,042    0.40%          476,895   1.11%   27.98
        2023         1       64,665    1.52%          937,000   2.18%   14.49
        2024         1       72,000    1.69%        1,296,000   3.02%   18.00
        2028         1      104,243    2.45%          407,520   0.95%    3.91
             ------------------------------       ---------------------------
  Total
   Occupied        415    4,256,681  100.00%      $42,911,156 100.00%  $10.28

  Anchor GLA Owned
   by Tenants               254,916
  Total Vacant              645,203
                         ----------
  Total Square
   Feet                   5,156,800
                         ==========

QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2004

             Lease Expirations
             -----------------

                 ---------------------------------------------------------
                         Gross Leased Area           Annualized Base Rent
                         -----------------           --------------------
                 Number of         Percent                Percent  Average
                  Leases   Square   of                      of       per
                 Expiring  Footage Total          Amount   Total   Sq. Ft.
                 ---------------------------------------------------------
AKR Fund I
(JV Properties)    (excludes Kroger/Safeway Portfolio)
 Anchor
  Tenant
  Expirations
        2006          1    31,375   3.86%          392,126   3.62%   12.50
        2007          1    13,324   1.64%          266,500   2.46%   20.00
        2009          -         -   0.00%                -   0.00%  #DIV/0!
        2011          3    68,400   8.42%        1,547,677  14.29%   22.63
        2012          2    30,638   3.77%          517,757   4.78%   16.90
        2013          2    89,714  11.04%        1,584,771  14.63%   17.66
        2014          2    50,977   6.28%          868,426   8.02%   17.04
        2017          3   124,555  15.33%        1,679,208  15.50%   13.48
        2018          2   278,000  34.23%        2,725,000  25.15%    9.80
        2021          1    66,237   8.15%          630,576   5.82%    9.52
        2022          1    59,159   7.28%          620,578   5.73%   10.49

             ---------------------------       ---------------------------
 Total
  Occupied           18   812,379 100.00%      $10,832,619 100.00%  $13.33

 Total
   Vacant                  55,096
                       ----------
 Total Square
  Feet                    867,475
                       ==========

Shop Tenant
 Expirations

   Month to Month     5    21,862  16.47%      $   404,442  19.50%  $18.50
        2004          1     8,100   6.10%          189,200   9.12%   23.36
        2005          3     6,300   4.75%          107,429   5.18%   17.05
        2006          4    13,204   9.95%          163,135   7.87%   12.35
        2007          5     9,339   7.03%          112,507   5.42%   12.05
        2008          4    18,100  13.63%          304,229  14.67%   16.81
        2009          1       600   0.45%           19,008   0.92%   31.68
        2011          2     1,955   1.47%           25,415   1.23%   13.00
        2012          1    10,500   7.91%          140,700   6.78%   13.40
        2013          5    27,745  20.89%          423,082  20.40%   15.25
        2014          1     4,962   3.74%           93,000   4.48%   18.74
        2018          1     6,957   5.24%           50,004   2.41%    7.19
        2019          1     3,141   2.37%           42,000   2.02%   13.37
        2022          -         -   0.00%                -   0.00%  #DIV/0!
             ---------------------------       ---------------------------
  Total Occupied     34   132,765 100.00%      $ 2,074,151 100.00%  $15.62

  Total Vacant             21,793
                       ----------
  Total Square Feet       154,558
                       ==========

AKR Fund I (JV
 Properties)
  Total Tenant
   Expirations
   Month to Month     5    21,862   2.31%      $   404,442   3.13%  $18.50
        2004          1     8,100   0.86%          189,200   1.47%   23.36
        2005          3     6,300   0.67%          107,429   0.83%   17.05
        2006          5    44,579   4.72%          555,261   4.30%   12.46
        2007          6    22,663   2.40%          379,007   2.94%   16.72
        2008          4    18,100   1.92%          304,229   2.36%   16.81
        2009          1       600   0.06%           19,008   0.15%   31.68
        2011          5    70,355   7.44%        1,573,092  12.19%   22.36
        2012          3    41,138   4.35%          658,457   5.10%   16.01
        2013          7   117,459  12.43%        2,007,853  15.56%   17.09
        2014          3    55,939   5.92%          961,426   7.45%   17.19
        2017          3   124,555  13.18%        1,679,208  13.01%   13.48
        2018          3   284,957  30.14%        2,775,004  21.48%    9.74
        2019          1     3,141   0.33%           42,000   0.33%   13.37
        2021          1    66,237   7.01%          630,576   4.89%    9.52
        2022          1    59,159   6.26%          620,578   4.81%   10.49
             ---------------------------       ---------------------------
  Total
   Occupied          52   945,144 100.00%      $12,906,770 100.00%  $13.66

  Total Vacant             76,889
                       ----------
  Total Square
   Feet                 1,022,033
                       ==========

Crossroads
(JV Property)
 Anchor Tenant
  Expirations
        2007          1    38,208   4.70%          504,000   4.65%   13.19
        2009          1    25,000   3.08%          193,750   1.79%    7.75
        2012          2   113,155  13.93%          912,177   8.42%    8.06
        2018          1    15,000   1.86%          330,000   3.06%   22.00
             ---------------------------       ---------------------------
  Total
   Occupied           5   191,363  23.57%      $ 1,939,927  17.92%  $10.14

  Total
   Vacant
                       ----------
  Total Square
   Feet                   191,363
                       ==========

 Shop Tenant
  Expirations
        2004          3    11,256  10.29%          380,217  10.90%   33.78
        2005          4    14,255  13.03%          404,113  11.58%   28.35
        2006          4     7,240   6.62%          230,913   6.62%   31.89
        2007          5    17,030  15.57%          592,622  16.99%   34.80
        2008          7    19,605  17.92%          647,059  18.55%   33.00
        2009          4    12,842  11.74%          332,337   9.53%   25.88
        2011          2     5,830   5.33%          195,572   5.61%   33.55
        2012          2     5,250   4.79%          186,390   5.35%   35.50
        2014          2     9,616   8.79%          332,435   9.53%   34.57
        2022          1     6,462   5.91%          187,398   5.37%   29.00

             ---------------------------       ---------------------------
  Total
   Occupied          34   109,386  99.99%      $ 3,489,056 100.03%  $31.90

  Total
   Vacant                  12,189
                       ----------
  Total Square
   Feet                   121,575
                       ==========




                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                                      Lease Expirations
                                     ------------------


                                ----------------------------------------------------------------------------------------------------
                                                      Gross Leased Area                 Annualized Base Rent
                                                  -------------------------           -------------------------
                                    Number of                     Percent                             Percent              Average
                                      Leases          Square        of                                  of                   per
                                     Expiring        Footage       Total                  Amount       Total               Sq. Ft.
                                ---------------------------------------------------------------------------------------------------

Crossroads (JV Property)
    Total Tenant Expirations
                           2004                 3        11,256       3.74%                 380,217       7.00%          33.78
                           2005                 4        14,255       4.74%                 404,113       7.44%          28.35
                           2006                 4         7,240       2.41%                 230,913       4.25%          31.89
                           2007                 6        55,238      18.37%               1,096,622      20.20%          19.85
                           2008                 7        19,605       6.52%                 647,059      11.92%          33.00
                           2009                 5        37,842      12.58%                 526,087       9.69%          13.90
                           2011                 2         5,830       1.94%                 195,572       3.60%          33.55
                           2012                 4       118,405      39.36%               1,098,567      20.25%           9.28
                           2014                 2         9,616       3.20%                 332,435       6.12%          34.57
                           2018                 1        15,000       4.99%                 330,000       6.08%          22.00
                           2022                 1         6,462       2.15%                 187,398       3.45%          29.00

                                -------------------------------------------           -----------------------------------------
        Total Occupied                         39       300,749     100.00%              $5,428,983     100.00%         $18.05

        --------------------------------------------------------

        Total Vacant                                     12,189
                                                  --------------

        Total Square Feet                               312,938
                                                  ==============

        --------------------------------------------------------


                                    Page 49


                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                              Property Demographics
                   -----------------------------------------

-----------------------------------------------------------------------------------------

                                                             Trade    Total
                                                             Area      Base      Total
Property / JV Ownership %                City          State(Miles)    Rent       GLA
-----------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%  Wilmington    DE        3  10,303,455   697,919
Elmwood Park Shopping Ctr.               Elmwood Park  NJ        3   3,284,788   149,085
Abington Towne Center                    Abington      PA        3     810,814   216,365
Granville Center / 22.22%                Columbus      OH        3     685,778   131,543
Hobson West Plaza                        Naperville    IL        3   1,151,299    99,044
Methuen Shopping Ctr.                    Methuen       MA        5     828,772   130,238
Crossroads Shopping Ctr. / 49%           White Plains  NY        3   5,428,983   312,938
The Branch Plaza                         Smithtown     NY        3   2,234,955   125,640
Village Commons Shopping Ctr.            Smithtown     NY        3   2,031,111    87,306
Bloomfield Town Square                   Bloomfield    MI
                                          Hills                  5   1,806,368   217,266
Crescent Plaza                           Brockton      MA        3   1,692,015   218,277
239 Greenwich Avenue                     Greenwich     CT        5   1,254,282    16,834
Soundview Marketplace                    Port          NY
                                          Washington             3   2,648,930   182,770
Town Line Plaza                          Rocky Hill    CT        3   1,555,061   206,178
New Loudon Center                        Latham        NY        5   1,581,717   254,530
Pacesetter Park Shopping Ctr.            Pomona        NY        3     879,545    96,443
Mad River Station                        Dayton        OH        5   1,494,413   155,721
Greenridge Plaza                         Scranton      PA        3     743,446   198,433
Mark Plaza                               Edwardsville  PA        5     949,127   214,036
Luzerne Street Shopping Ctr.             Scranton      PA        3     272,150    57,988
East End Center                          Wilkes-Barre  PA        5     979,690   308,358
Blackman Plaza                           Wilkes-Barre  PA        5     261,504   121,341
Sheffield Crossing / 22.22%              Sheffield     OH        3   1,118,430   112,634
Amherst Marketplace / 22.22%             Amherst       OH        3     799,107    79,937
Walnut Hill Plaza                        Woonsocket    RI        5   2,204,295   285,784
Ledgewood Mall                           Ledgewood     NJ        5   4,320,770   517,875
Berlin Shopping Ctr.                     Berlin        NJ        3     789,501   188,755
Merrillville Plaza                       Hobart        IN        5   2,582,413   235,603
The Gateway Shopping Ctr.                So. BurlingtonVT        3   1,524,382   100,713
Marketplace of Absecon                   Absecon       NJ        3   1,501,247   105,251
Pittston Plaza                           Pittston      PA        3     599,728    79,494
Plaza 422                                Lebanon       PA        3     444,020   155,026
Route 6 Plaza                            Honesdale     PA        5   1,063,283   175,507
Bradford Towne Centre                    Towanda       PA       10   1,421,531   256,939
-----------------------------------------------------------------------------------------
                                                                    61,246,910 6,491,771
                                                                   ----------------------






                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                              Property Demographics
                   -----------------------------------------

--------------------------------------------------------------------------------   -----------------------------------
                                            3-Mile Radius                                     5-Mile Radius
                                         ---------------------------------------   -----------------------------------
                                                           #
                                          Total   Households Median HH  Avg. HH     Total        # Median HH Avg. HH
Property / JV Ownership %                  Pop.     ("HH")     Income   Income       Pop.     HH    Income    Income
--------------------------------------------------------------------------------   -----------------------------------
Brandywine Town Center & Mkt Sq./22.22%   40,167      15,437   $81,275  $98,474    116,835  47,059  $71,475   $91,032
Elmwood Park Shopping Ctr.               259,975      86,557   $51,206  $61,319    612,593 212,140  $56,661   $68,670
Abington Towne Center                     93,360      36,608   $65,173  $80,281    306,979 120,242  $58,804   $71,480
Granville Center / 22.22%                114,683      51,558   $46,830  $54,096    267,818 116,119  $52,178   $61,015
Hobson West Plaza                         94,003      32,812   $96,226 $111,843    264,472  93,258  $83,440   $96,333
Methuen Shopping Ctr.                     91,936      33,202   $40,495  $50,182    198,133  73,801  $46,809   $56,761
Crossroads Shopping Ctr. / 49%           104,349      40,090   $76,635  $97,520    203,088  74,810  $91,173  $122,507
The Branch Plaza                          67,386      22,781   $86,500  $98,961    198,575  64,367  $78,576   $90,006
Village Commons Shopping Ctr.             67,862      22,859   $87,048  $99,163    197,398  63,981  $79,019   $90,486
Bloomfield Town Square                    62,541      24,356   $72,545 $102,892    166,366  63,987  $77,660  $106,428
Crescent Plaza                            99,840      35,462   $45,142  $52,972    168,024  60,373  $50,116   $58,235
239 Greenwich Avenue                      66,867      25,228   $94,987 $147,352    141,499  51,663  $92,448  $141,180
Soundview Marketplace                     46,380      16,462  $113,631 $167,275    143,395  52,155  $97,968  $139,340
Town Line Plaza                           45,242      19,007   $74,547  $64,079    151,760  60,763  $56,343   $66,119
New Loudon Center                         41,508      16,246   $55,189  $65,561    152,497  63,018  $46,569   $56,589
Pacesetter Park Shopping Ctr.             25,894       8,469   $88,331 $107,734    128,097  37,540  $71,637   $88,824
Mad River Station                         59,585      26,299   $56,285  $67,437    130,304  55,583  $58,803   $72,512
Greenridge Plaza                          88,472      37,357   $32,243  $41,495    126,562  53,080  $34,803   $44,679
Mark Plaza                                89,240      38,696   $31,389  $39,511    124,722  53,562  $34,002   $42,614
Luzerne Street Shopping Ctr.              66,687      27,708   $30,436  $39,697    120,838  50,392  $34,650   $44,561
East End Center                           46,209      19,469   $32,717  $41,505    114,991  49,565  $33,939   $42,506
Blackman Plaza                            61,029      26,168   $30,784  $39,130    116,682  50,274  $33,089   $41,383
Sheffield Crossing / 22.22%               35,452      14,048   $45,762  $54,608    121,322  47,230  $45,775   $54,558
Amherst Marketplace / 22.22%              52,542      21,012   $44,259  $53,044     97,181  38,366  $40,461   $49,765
Walnut Hill Plaza                         59,961      24,256   $41,751  $49,362     94,203  37,077  $48,793   $57,263
Ledgewood Mall                            34,631      12,915   $77,309  $88,598    105,973  38,609  $75,159   $86,345
Berlin Shopping Ctr.                      31,313      11,105   $63,424  $74,188     94,688  34,457  $60,908   $70,450
Merrillville Plaza                        18,924       7,566   $54,952  $62,686     84,180  31,820  $52,697   $60,610
The Gateway Shopping Ctr.                 46,105      19,252   $43,524  $53,733     68,034  27,816  $45,474   $56,025
Marketplace of Absecon                    30,277      10,476   $51,028  $60,415     68,488  23,943  $50,386   $59,385
Pittston Plaza                            40,640      17,537   $36,785  $45,214     72,326  31,010  $38,049   $46,790
Plaza 422                                 44,416      18,047   $36,458  $43,830     61,325  24,358  $40,383   $48,126
Route 6 Plaza                              7,395       3,155   $32,818  $42,657     11,704   4,849  $33,779   $43,036
Bradford Towne Centre                      5,506       2,344   $38,141  $46,212      8,813   3,627  $38,371   $46,994
--------------------------------------------------------------------------------   -----------------------------------

                                         ---------------------------------------   -----------------------------------
                                          59,079      22,863   $59,264  $71,868    141,629  54,322  $57,795   $71,397
                                         ---------------------------------------   -----------------------------------

                                         ---------------------------------------   -----------------------------------
                                          68,228      25,202   $64,719  $79,485    166,096  60,949  $63,013   $78,334
                                         ---------------------------------------   -----------------------------------



                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

                              Property Demographics
                   -----------------------------------------

----------------------------------------- --------------------------------------- --------------------------------------------------
                                                      10-Mile Radius
                                          ---------------------------------------

                                            Total         # Median HH   Avg. HH
Property / JV Ownership %                    Pop.      HH     Income    Income       County   MSA
----------------------------------------- --------------------------------------- --------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%           -       -        $-         $-  Bergen      Wilmington-Newark, DE
Elmwood Park Shopping Ctr.                        -       -         -          -  Bergen      Bergen-Passaic, NJ
Abington Towne Center                             -       -         -          -  Bucks       Philadelphia, PA
Granville Center / 22.22%                         -       -         -          -  Franklin    Columbus, OH
Hobson West Plaza                                 -       -         -          -  DuPage      Chicago, IL
Methuen Shopping Ctr.                             -       -         -          -  Essex       Boston, MA-NH
Crossroads Shopping Ctr. / 49%                    -       -         -          -  Westchester New York, NY
The Branch Plaza                                  -       -         -          -  Suffolk     Nassau-Suffolk, NY
Village Commons Shopping Ctr.                     -       -         -          -  Suffolk     Nassau-Suffolk, NY
Bloomfield Town Square                            -       -         -          -  Oakland     Detroit, MI
Crescent Plaza                                    -       -         -          -  Plymouth    Boston, MA-NH
239 Greenwich Avenue                              -       -         -          -  Fairfield   New Haven-Meriden, CT
Soundview Marketplace                             -       -         -          -  Nassau      Nassau-Suffolk, NY
Town Line Plaza                                   -       -         -          -  Hartford    Hartford, CT
New Loudon Center                                 -       -         -          -  Albany      Albany-Schenectady-Troy, NY
Pacesetter Park Shopping Ctr.                     -       -         -          -  Rockland    New York, NY
Mad River Station                                 -       -         -          -  Montgomery  Dayton-Springfield, OH
Greenridge Plaza                                  -       -         -          -  Lackawanna  Scranton-Wilkes Barre-Hazelton, PA
Mark Plaza                                        -       -         -          -  Luzerne     Scranton-Wilkes Barre-Hazelton, PA
Luzerne Street Shopping Ctr.                      -       -         -          -  Lackawanna  Scranton-Wilkes Barre-Hazelton, PA
East End Center                                   -       -         -          -  Luzerne     Scranton-Wilkes Barre-Hazelton, PA
Blackman Plaza                                    -       -         -          -  Luzerne     Scranton-Wilkes Barre-Hazelton, PA
Sheffield Crossing / 22.22%                       -       -         -          -  Lorain      Cleveland-Lorain-Elyria
Amherst Marketplace / 22.22%                      -       -         -          -  Lorain      Cleveland-Lorain-Elyria
Walnut Hill Plaza                                 -       -         -          -  Providence  Providence-Fall River, RI
Ledgewood Mall                              278,307 100,409   $84,897    $99,923  Morris      Newark, NJ
Berlin Shopping Ctr.                              -       -         -          -  Burlington  Philadelphia, PA, NJ
Merrillville Plaza                          344,569 130,349   $48,747    $57,323  Lake        Gary, IN
The Gateway Shopping Ctr.                         -       -         -          -  Chittenden  Burlington, VT
Marketplace of Absecon                            -       -         -          -  Atlantic    Atlantic City-Cape May, NJ
Pittston Plaza                                    -       -         -          -  Luzerne     Scranton-Wilkes Barre-Hazelton, PA
Plaza 422                                         -       -         -          -  Lebanon     Harrisburg-Lebanon-Carlisle, PA
Route 6 Plaza                                     -       -         -          -  Wayne       N/A
Bradford Towne Centre                        17,398   6,799   $38,245    $46,336  Bradford    N/A
----------------------------------------- --------------------------------------- --------------------------------------------------

                                          ---------------------------------------
                                            227,411  83,586   $64,605    $76,363
                                          ---------------------------------------

                                          ---------------------------------------
                                            254,309  93,712   $65,717    $77,558
                                          ---------------------------------------



                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2004

             Residential (Multi-family) Properties
----------------------------------------------------------------                         ---------

                                                                                            %        %
                                                                                          Occupied  Occupied
                            Property                            Location  Square   Units  March 31, December      Occupied
                                                                            Feet            2004    31, 2003
-----------------------------------------------------------------------------------------------------------     --------

                          Mid-Atlantic

                         North Carolina
----------------------------------------------------------------
                       Village Apartments                        Winston
                                                                   Salem   578,606   600       92%      89%         553

                            Mid-West

                            Missouri
----------------------------------------------------------------
           Gate House, Holiday House, Tiger Village,             Columbia  628,891   874       94%      98%         819
                                                                         ----------------------------------
                     Colony Apartments (1)


                             Totals                                      1,207,497 1,474       93%      94%       1,372
                                                                         ==================================

                                                                                         ---------



(1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions


                                    Page 51